As filed with the Securities and Exchange Commission on November 18, 2009

                                       Investment Company Act File No. 811-22352

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)

[X]   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[ ]   Amendment No. ___

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              GROSVENOR REGISTERED MULTI-STRATEGY FUND (TI 1), LLC
               (Exact name of Registrant as specified in Charter)

                              One Financial Center
                                Boston, MA 02111
                    (Address of principal executive offices)

       Registrant's Telephone Number, including Area Code: (617) 772-3672

                                   ----------

                               Michelle Rhee, Esq.
                  c/o Banc of America Investment Advisors, Inc.
                              One Financial Center
                                Boston, MA 02111
                     (Name and address of agent for service)

                                    COPY TO:
                            Kenneth S. Gerstein, Esq.
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                               New York, NY 10022

                                EXPLANATORY NOTE

This Registration Statement of Grosvenor Registered Multi-Strategy Fund (TI 1), LLC (the "Registrant" or the "Fund") has been filed by Registrant pursuant to
Section 8(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). However, limited liability company interests in the Registrant ("Interests") are not being registered under the Securities Act of 1933, as amended (the "Securities Act"), since such Interests will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of, and/or Regulation D under, the Securities Act. Investments in the Registrant may only be made by individuals or entities meeting the definition of an "accredited investor" in Regulation D under the Securities Act and a "qualified client" within the meaning of Rule 205-3 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any Interest in the Registrant.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following documents:

   Facing Sheet

   Explanatory Note

   Contents of Registration Statement

   Part A

   Part B

   Part C

   Signature Page

   Exhibits

                                     PART A

     Responses to Items 1, 2, 3.2, 4, 5, 6 and 7 of Part A have been omitted pursuant to Paragraph 3 of Instruction G of the General Instructions to Form N-2.

ITEM 3. FEE TABLE.

This table describes the fees and expenses of the Fund and the Master Fund (as defined below) that you will pay if you buy and hold Interests. Based on estimates of expenses for the fiscal year ending March 31, 2010.

Investor Transaction Expenses
   Maximum Sales Load (as percentage
      of offering  price) (1)              1.25%
Annual Expenses (as a percentage of net
   assets attributable to Interests):
   Management Fee (2)                      1.50%
   Other Expenses (3)                      0.27%
   Acquired Fund (Investment Funds) Fees
      and Expenses (4)                     5.39%
Total Annual Expenses (5)                  7.16%

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(1)  In connection with initial and additional purchases of Interests, investors may be charged a placement fee (sales load) (the "Placement Fee") by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Placement Agent") of up to 1.25% of the investment amount. No Placement Fee is charged to certain types of investors.

(2) Includes the investment advisory fee (the "Advisory Fee") of Grosvenor Registered Multi-Strategy Master Fund, LLC, a Delaware limited liability company that is also registered under the 1940 Act (the "Master Fund"), and the management fee (the "Management Fee") of the Fund, both paid to Banc of America Investment Advisors, Inc., the Master Fund's investment adviser ("BAIA" or the "Adviser"). The Advisory Fee is a monthly fee payable at the annual rate of 1.0% of the average net assets of the Master Fund. In accordance with the terms of a separate agreement between the Adviser and the Fund (the "Management Agreement"), the Management Fee is calculated and paid monthly in an amount which is determined by applying the annual rate of 0.50% to the capital account balance of each Member as of the end of the applicable month (prior to any withdrawal or distribution of capital during the month). However, with respect to the capital accounts of any Members who become Members in connection with the reorganization of Columbia Management Multi-Strategy Hedge Fund, LLC (the "Columbia Fund") and who, at the time of the reorganization, have positive loss carryforwards in the Columbia Fund (a "Loss Carryforward Amount"), the Management Fee payable by the Fund with respect to the capital account of such a Member shall, until such time as the Member has been allocated net profits by the Fund in an amount offsetting the Loss Carryforward Amount plus the amount of any net losses of the Fund allocated to the Member, be reduced so that the aggregate of the portion of the Management Fee attributable to such capital account plus the account's pro rata share of the advisory fee of the Master Fund borne by the Fund as an investor in the Master Fund does not exceed the management fee and incentive allocation of the Columbia Fund that the Member would have borne as an investor in the Columbia Fund prior to the reorganization. The portion of the Management Fee attributable to a Member's capital account is specially allocated to such Member.

     Prior to the reorganization of the Columbia Fund, the Columbia Fund paid a monthly management fee to the Adviser that was computed at the annual rate of 1.0% of the net assets of the Columbia Fund. In addition, the Adviser and Subadviser were entitled to receive annually a performance-based incentive allocation from the capital account of each member of 10% of the amount of the excess of net profits of the Columbia Fund allocated to the member exceeding a "hurdle rate amount" (the yield on the one-year U.S. Treasury Note) determined quarterly, but only after the member recovered any losses from prior years (the "Incentive Allocation"). Under a loss carryforward provision: (i) the amount of any net losses allocated to a member of the Columbia Fund were credited to a loss carryforward account;
     (ii) the loss carryforward account balance was reduced (but not below zero) by the amount of any net profits subsequently allocated to the member; and
     (iii) no Incentive Allocation was made from the capital account of a member with a positive loss carryforward account balance. The method of determining the Management Fee, described above, is intended to preserve the benefit of the loss carryforward balances of Members who were investors in the Columbia Fund at the time of the reorganization of the Columbia Fund (at which time the Incentive Allocation was eliminated).

(3) Includes direct expenses of the Fund (other than the Management Fee) and the Fund's pro rata share of the Master Fund's ordinary operating expenses (other than the Advisory Fee) that are expected to be borne by the Fund for the current fiscal year.

(4) Includes the fees and expenses of the private investment funds ("Investment Funds") in which the Master Fund intends to invest. Fees and expenses of Investment Funds are based on historic fees and expenses. Future Investment Funds' fees and expenses may be higher or lower because certain fees are based on the performance of the Investment Funds, which may fluctuate over time. The amount of the Fund's average net assets used in calculating this percentage was based on assets of approximately $484 million as of September 30, 2009. This amount represents the net assets of the Columbia Fund. At the time of the Reorganization, members of the Columbia Fund will exchange their interests in the Columbia Fund for Interests in the Fund.

(5) The Fund is subject to an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") with the Adviser capping operating expenses of the Fund (with the exception of the Management Fee and the Fund's pro rata share of the Advisory Fee) to the extent necessary to limit the ratio of these expenses to 0.28% per annum of the higher of the Fund's average monthly net assets or the net asset level of the Columbia Fund as of the date of the reorganization of the Columbia Fund into the Master Fund (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses for any fiscal year to exceed the Expense Limitation. The Expense Limitation Agreement will remain in effect through March 31, 2011 and may continue in effect thereafter for an additional period or periods as may be agreed to by the Fund and the Adviser.

     The purpose of the table above and the example below is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

                     Example                           1 Year   3 Years   5 Years   10 Years
                     -------                           ------   -------   -------   --------
You would pay the following expenses on a $1,000
   investment in the Fund, assuming a 5% annual
   return:                                               $71      $208       $339      $643

     The example above is based on the expenses set forth above and should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown and the actual rate of return may be greater or less than the hypothetical 5% return assumed in the examples.

     The Adviser and Subadviser generally bears all of their own expenses incurred in services to the Master Fund and the Fund, except that the Master Fund reimburses the Subadviser up to $25,000 per year for certain out-of-pocket costs and expenses incurred in connection with the operation of the Master Fund. The Master Fund does not pay any of the Subadviser's allocable overhead.

     The Fund bears its own expenses, and, indirectly through its investment in the Master Fund, a PRO RATA portion of the Master Fund's fees and expenses not otherwise borne by the Adviser, including, but not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to the select group of alternative asset managers who manage the Investment Funds (the "Investment Managers"), all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account such as direct and indirect expenses associated with the Master Fund's investments, including its investments in Investment Funds, transfer taxes and premiums, taxes withheld on foreign dividends; any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged on behalf of the Fund; audit and tax preparation fees and expenses; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Advisory Fee and the Management Fee payable to the Adviser; fees and travel-related expenses of the board of directors of the Master Fund who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Directors of the Fund (the "Board").

     The Adviser and the Fund have entered into an Expense Limitation Agreement. Under the terms of the Expense Limitation Agreement, the Adviser will pay or absorb (subject to the reimbursement described below) the ordinary operating expenses of the Fund to the extent necessary to limit the ordinary operating expenses of the Fund (with the exception of the Management Fee and the Fund's pro rata share of the Advisory Fee) to 0.28% per annum of the higher of the Fund's average monthly net assets or the net asset level of the Columbia Fund as of the date of the reorganization of the Columbia Fund into the Master Fund (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses for any fiscal year to exceed the Expense Limitation. The Expense Limitation Agreement will remain in effect through March 31, 2011 and may continue in effect thereafter for an additional period or periods as may be agreed to by the Fund and the Adviser.

     The Investment Funds bear various expenses in connection with their operations. These expenses are similar to those incurred by the Fund and the Master Fund. The Investment Managers generally charge asset-based management fees to and receive performance-based allocations from the Investment Funds, which effectively will reduce the investment returns of the Investment Funds. These expenses, fees and allocations will be in addition to those incurred by the Fund and the Master Fund. As an investor in Investment Funds, the Master Fund will bear its PRO RATA share of the expenses and fees of the Investment Funds and will also be subject to performance allocations to the Investment Managers. The Fund will pay a PRO RATA of its share of these expenses and fees by virtue of investment in the Master Fund.

ITEM 8. GENERAL DESCRIPTION OF THE REGISTRANT.

     The Fund is a closed-end, diversified management investment company that was organized as a limited liability company under the laws of the State of Delaware on October 26, 2009. The Master Fund is a closed-end, diversified management investment company that was organized as a limited liability company under the laws of the State of Delaware on July 12, 2002. Interests in the Fund are being issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of, and/or Regulation D under, the Securities Act. Investments in the Fund may be made only by "accredited investors," as defined in Regulation D under the Securities Act, that have a net worth at the time of subscription of more than $1.5 million (or such greater amount as may be required by applicable law or by the Board of Directors, in its sole discretion) and persons who have at least $750,000 under the Adviser's or its affiliates' management, including any amount invested in the Fund. The relevant investor qualifications for initial and subsequent subscriptions by investors will be set forth in a subscription agreement that must be completed by each prospective investor. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the Securities Act.

     Banc of America Investment Advisors, Inc. ("BAIA" or the "Adviser") is the Master Fund's investment adviser. The Adviser has retained Grosvenor Capital Management, L.P., an Illinois limited partnership ("Grosvenor" or the "Subadviser"), as the subadviser of the Master Fund.

     INVESTMENT OBJECTIVES AND PRACTICES

     The Fund's primary investment objectives are to provide investors (i) an attractive, long-term rate of return, on an absolute as well as a risk-adjusted basis, (ii) low performance volatility and (iii) minimal correlation with the equity and fixed income markets. In pursuing its investment objectives, the Fund will invest substantially all of its assets in Grosvenor Registered Multi-Strategy Master Fund, LLC (the "Master Fund"), a Delaware limited liability company that is also registered under the 1940 Act. The Master Fund has the same investment objectives and substantially the same investment policies as those of the Fund. This form of investment structure is commonly known as a "master/feeder fund" arrangement. The Adviser serves as investment adviser of the Master Fund and as manager to the Fund.

     The Master Fund employs a multi-strategy, multi-manager investment strategy premised on the risk control benefits of diversification and the value of a hedged investment approach. The Master Fund seeks diversification by investing in Investment Funds that (i) pursue non-traditional investment strategies and
(ii) are expected to exhibit a low degree of performance correlation, not only with broad market indices but also with each other. These Investment Funds are managed by selected Investment Managers who specialize in the chosen strategies. The Master Fund generally invests in between 25 and 50 Investment Funds.

     Investment Managers are selected by Grosvenor on the basis of various criteria, as described below under Item 17 - Investment Objectives and Policies. Investment Managers selected by Grosvenor generally conduct their investment programs through Investment Funds. Generally, Investment Funds are private investment funds that have investors other than the Master Fund. The Master Fund currently intends to invest its assets primarily in Investment Funds.

     The Investment Managers utilized by the Master Fund may invest and trade in a wide range of instruments and markets and may pursue various investment strategies. The Investment Managers may use various investment techniques for hedging and non-hedging purposes. For example, an Investment Manager may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions. The use of these techniques may be an integral part of an Investment Manager's investment program, and involve certain risks. The Investment Managers may use leverage, which also entails risk. The Investment Funds in which the Master Fund invests are not subject to the investment restrictions of the Fund or the Master Fund and, unless registered under the 1940 Act, are not subject to any of the investment limitations imposed by the 1940 Act.

     The investment objectives of the Fund are not fundamental and may be changed by the Board without a vote of a majority of the Fund's outstanding voting securities.

     FUNDAMENTAL INVESTMENT RESTRICTIONS:

     The Fund has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act). The Fund's fundamental investment restrictions are as follows:

          (1) The Fund will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry except that: the Fund may pursue its investment objectives by investing substantially all of its assets in the Master Fund (or another investment company that has the same investment objectives and substantially the same investment policies as the Fund); and the Fund (if it invests directly in Investment Funds rather than investing in the Master Fund) and the Master Fund may invest 25% or more of the value of their total assets in Investment Funds except during temporary adverse market conditions affecting Investment Funds in which they may invest, but may not invest 25% or more of the value of their total assets in Investment Funds that focus on investing in any single industry or group of related industries.

          (2) With respect to 75% of its total assets, the Fund will not invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except that such limitations do not apply to U.S. Government securities and securities of other investment companies.

          (3) The Fund will not issue senior securities representing stock, except that, to the extent permitted by the 1940 Act, (a) the Fund may borrow money from banks, brokers and other lenders, to finance portfolio transactions and engage in other transactions involving the issuance by the Fund of "senior securities" representing indebtedness, and (b) the Fund may borrow money from banks for temporary or emergency purposes or in connection with repurchases of, or tenders for, Interests.

          (4) The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

          (5) The Fund will not make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

          (6) The Fund will not purchase or sell commodities or commodity contracts, except that it may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

          (7) The Fund will not purchase, hold or deal in real estate, except that it may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate.

     While it is in the current master/feeder structure, with respect to its own investment restrictions, the Fund will "look through" to the Master Fund's investments.

     The Master Fund adheres to fundamental investment restrictions that are substantially the same as those of the Fund. These investment restrictions may not be changed by the Master Fund without the vote of a majority of the outstanding voting securities of the Master Fund. The investment restrictions and other policies described herein do not apply to Investment Funds. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's or the Master Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

     RISK FACTORS:

     The Fund's investment program is speculative and entails substantial risks. There can be no assurance that the Fund's investment objectives will be achieved. The Fund's performance depends upon the performance of the Master Fund, which, in turn, will depend on the performance of the Investment Managers with which the Master Fund invests, and Grosvenor's ability to select, allocate and reallocate effectively the Master Fund's assets among them. Each Investment Manager's use of leverage, short sales and derivative transactions, in certain circumstances, can result in significant losses. The value of an investment in the Fund will fluctuate with changes in the values of the Master Fund's investments.

     An investment in the Fund involves the following general risks:

     - Investing in the Fund can result in loss of invested capital. Use of leverage, short sales and derivative transactions by Investment Managers can result in significant losses to the Master Fund, and, indirectly, to the Fund.

     - The Master Fund invests in Investment Funds that may not have diversified investment portfolios, thereby increasing investment risk.

     - There are special tax risks associated with an investment in the Fund. (SEE Item 10.4 and Item 23).

     - Interests are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Liquidity will be provided to members of the Fund ("Members") only through repurchase offers made from time to time by the Fund. There is no assurance that a Member tendering an Interest for repurchase in connection with a repurchase offer made by the Fund will have that Interest repurchased in that repurchase offer.

     - An investor who meets the conditions imposed by the Investment Managers, including minimum initial investment requirements that may, in many cases, be substantially higher than $50,000, could invest directly in Investment Funds or with Investment Managers. By investing in Investment Funds indirectly through the Fund, a Member bears a PRO RATA portion of the asset-based fees and other expenses of the Fund, a PRO RATA portion of the asset-based fees and expenses of the Master Fund and also indirectly bears a PRO RATA portion of the asset-based fees, performance-based allocations and other expenses borne by the Master Fund as an investor in Investment Funds.

     - The fees and other expenses borne directly and indirectly by the Fund, including those of the Master Fund and the fees, expenses and performance-based allocations that are borne by the Master Fund as an investor in Investment Funds may be higher than those of most other registered investment companies.

     Investing in Investment Funds involves special risks, including the following:

          - Investment Funds generally will not be registered as investment companies under the 1940 Act. Therefore, the Master Fund, as an investor in Investment Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

          - An Investment Fund may, in some cases, concentrate its investments in a single industry or group of related industries. This increases the sensitivity of its investment returns to economic factors affecting that industry or group of industries. However, the Master Fund will adhere to its own investment restrictions with respect to concentration when investing in Investment Funds.

          - The Adviser and/or Grosvenor receives detailed information from each Investment Manager regarding its investment performance and investment strategy. The Adviser and/or Grosvenor may have little or no means of independently verifying information provided by Investment Managers and thus, may not be able to ascertain whether Investment Managers are adhering to their disclosed investment strategies and their investment and risk management policies. An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Adviser and/or Grosvenor, which may involve risks that are not anticipated by the Adviser and/or Grosvenor.

          - The board of directors of the Master Fund has approved procedures pursuant to which the Master Fund will value its investments in Investment Funds at fair value. In accordance with these procedures, fair value of these investments ordinarily will be the value determined as of the end of the fiscal period by the Investment Manager of each Investment Fund in accordance with the Investment Fund's valuation policies and as reported by the Investment Manager. The Master Fund relies primarily on information provided by Investment Managers in valuing its investments in Investment Funds. There is a risk that inaccurate valuations provided by Investment Managers could adversely affect the value of Interests and the amounts Members receive upon the repurchase of Interests. Because Investment Funds provide net asset value information on a monthly basis, and may not provide detailed information on their investment positions except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Investment Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Investment Managers.

          - Investment Managers typically charge asset-based management fees, and typically also are entitled to receive performance-based allocations. The Master Fund, as an investor in Investment Funds, will be subject to these fees and allocations, which will reduce the investment returns of the Fund. These fees and allocations are in addition to the Management Fee the Fund pays to the Adviser and the advisory fee the Master Fund pays to the Adviser.

          - The performance-based allocations to Investment Managers may create an incentive for Investment Managers to make investments that are riskier or more speculative than those that might have been made in the absence of performance-based allocations. In addition, because a performance-based allocation is generally calculated on a basis that includes unrealized appreciation of an Investment Fund's assets, the allocation may be greater than if it were based solely on realized gains.

          - Each Investment Manager will receive any performance-based allocations to which it is entitled, irrespective of the performance of the other Investment Managers and the Master Fund generally. Accordingly, an Investment Manager with positive performance may receive performance-based compensation from the Master Fund, which is borne indirectly by Members, even if the Master Fund's overall returns are negative.

          - Investment decisions for Investment Funds are made by Investment Managers independently of each other. As a result, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund. Consequently, the Master Fund could incur indirectly certain transaction costs without accomplishing any net investment result.

          - The Master Fund expects to purchase non-voting securities of an Investment Fund or waive some or all of its right to vote its securities with respect to Investment Funds. Consequently, it will not be able to vote on matters that require the approval of the investors in the Investment Fund, including matters that could adversely affect the Master Fund's investment in the Investment Fund.

          - The Master Fund may make additional investments in or effect withdrawals from Investment Funds only at certain specified times. The Master Fund may not be able to withdraw its investment in an Investment Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund's investment return.

          - Investment Funds may be permitted to distribute securities in kind to investors making withdrawals of capital. Upon the Master Fund's withdrawal of all or a portion of its interest in an Investment Fund, the Master Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Master Fund's portfolio or distribute it to investors in the Master Fund. In the event the Fund were to receive such securities from the Master Fund, it would be required to dispose of such securities immediately either through liquidation or by distributing such securities to Members in connection with a repurchase by the Fund of all or a portion of Interests in the Fund of Members.

     Investing in a master/feeder fund arrangement involves certain risks, including the following:

          - The Fund pursues its investment objectives by investing in the Master Fund. The Fund does not have the right to withdraw its investment in the Master Fund. Instead, it may only do so through periodic repurchases by the Master Fund of the Fund's interests in the Master Fund. This may limit the ability of the Fund to make offers to repurchase Interests. In addition, the Fund may receive securities and other investments from the Master Fund in lieu of cash when it withdraws capital from the Master Fund. The Fund will incur expenses in liquidating investments received in connection with any in-kind distributions.

          - A change in the investment objectives, policies or restrictions of the Master Fund may cause the Fund to withdraw its investment in the Master Fund. Alternatively, the Fund could seek to change its investment objectives, policies or restrictions to conform to those of the Master Fund. The investment objectives and policies of the Master Fund are not fundamental and may be changed without the approval of investors in the Master Fund (including the Fund).

          - Interests in the Master Fund also may be held by investors other than the Fund. These investors may include other investment funds, including investment companies that, like the Fund, are registered under the 1940 Act, and other types of pooled investment vehicles. When investors in the Master Fund vote on matters affecting the Master Fund, the Fund could be outvoted by other investors. The Fund also may be indirectly adversely affected otherwise by other investors in the Master Fund.

          - Other investors in the Master Fund may offer shares (or interests) to their respective investors, if any, that have costs and expenses that differ from those of the Fund. Thus, the investment returns for investors in other funds that invest in the Master Fund may differ from the investment return of investors in the Fund.

ITEM 9. MANAGEMENT

Item 9.1(a) BOARD OF DIRECTORS: The Board of Directors of the Fund has overall responsibility for the management and supervision of the operations of the Fund, pursuant to the Delaware Limited Liability Company Act, and approved the Fund's investment program on [_______], 2009. It exercises the same powers, authority and responsibility on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business.

             The Master Fund also has a board of directors that is comprised of the same persons who comprise the Board. The Master Fund's board of directors has overall responsibility for the management and supervision of the operations of the Master Fund.

Item 9.1(b) INVESTMENT ADVISER: The Adviser, Banc of America Investment Advisors, Inc., serves as the investment adviser of the Master Fund. The Adviser is an indirect wholly-owned investment management subsidiary of Bank of America Corporation ("Bank of America") and is registered as an investment adviser under the Advisers Act. The principal office of the Adviser is located at 100 Federal Street, Boston, Massachusetts 02110, and its telephone number is 866-921-7951.

             The Adviser is part of Global Wealth & Investment Management ("GWIM"), a division of Bank of America which provides qualified clients with a range of alternative asset products. GWIM is the wealth and investment management division of Bank of America, which serves, among others, affluent, wealthy, ultra wealthy and institutional clients. As of September 30, 2009, GWIM entities managed total client assets of $739.8 billion, which include assets under discretionary management and certain non-discretionary wrap assets.

             Bank of America, a Delaware corporation headquartered in Charlotte, North Carolina, is a bank holding company and a financial holding company and is one of the world's largest financial institutions, serving individual consumers, small and middle market businesses and large corporations with a full range of banking, investing, asset management and other financial and risk-management products and services. Bank of America services more than 59 million consumer and small business relationships with more than 6,100 retail banking offices and more than 4 million small business owners through a suite of online products and services. The company serves clients in more than 150 countries and has relationships with 99 percent of the U.S. Fortune 500 companies and 83 percent of the Fortune Global 500. Bank of America stock is a component of the Dow Jones Industrial Average and is listed on the New York Stock Exchanges.

             Pursuant to an investment advisory agreement with the Master Fund (the "Advisory Agreement"), the Adviser is responsible for providing all portfolio management and investment-advisory services for the Master Fund. As noted below, the Adviser has delegated certain of its responsibilities to Grosvenor, as permitted by the Advisory Agreement. The Adviser is authorized, subject to the approval of the Master Fund's board of directors and members, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Adviser to the Master Fund or to assist in providing these services. In consideration for the services provided under the Advisory Agreement, the Master Fund pays the Adviser the Advisory Fee, a monthly fee of 0.0833% (1.00% on an annualized basis) of the net assets of the Master Fund determined as of the last business day of the previous month (prior to any withdrawal or distribution of capital during the month). The Advisory Fee is payable monthly in arrears.

             The Adviser has entered into an agreement with Grosvenor (the "Subadvisory Agreement") to manage the investments of the Master Fund on a day-to-day basis, subject to the general oversight of the Adviser and the Board. Since 1971, Grosvenor and its predecessors have specialized in creating and managing multi-manager investment portfolios utilizing non-traditional or "alternative" investment strategies. A pioneer of the hedge fund of funds investment approach, Grosvenor is one of the largest and most established firms in its industry, with approximately $21.9 billion in total assets under management and over 225 employees, including over 36 investment professionals, as of September 30, 2009.

             Grosvenor is registered with the SEC as an investment adviser. The Subadviser does not manage any registered investment companies other than the Master Fund. The Subadviser's sole general partner is GCM, L.L.C., a Delaware limited liability company. Grosvenor Holdings, L.L.C., an Illinois limited liability company ("Grosvenor Holdings"), is the sole member and manager of GCM, L.L.C. and, in that capacity, is responsible for the management of the day-to-day business and affairs of GCM, L.L.C. GCM, L.L.C., in turn, in its capacity as general partner of the Subadviser, is responsible for the management of the day-to-day business and affairs of the Subadviser. Grosvenor Capital Management Holdings, LLLP, an Illinois limited liability limited partnership ("GCMHLLLP"), is the Subadviser's sole limited partner. GCMH GP, LLC ("GCMHGP"), a Delaware limited liability company, is the sole general partner of GCMHLLLP, and Grosvenor Holdings is the sole member and manager of GCMHGP. The limited partners of GCMHLLLP are Grosvenor Holdings, which owns the majority of the limited partnership interests in GCMHLLLP, and three entities under the management of Hellman & Friedman LLC, a private equity investment firm (the "H&F Partners"). The H&F Partners are passive investors in the Subadviser through GCMHLLLP and do not play a role in the day-to-day management of the Subadviser.

             The Subadvisory Agreement entitles the Subadviser to a subadvisory fee at an annual rate of 0.75% of the net assets of the Master Fund. The Adviser pays the Subadviser's fee monthly in arrears out of the Advisory Fee that it receives from the Master Fund. The Adviser has delegated to the Subadviser day-to-day responsibility for managing all of the Master Fund's assets, but has the right to allocate less than all of the Master Fund's assets to the Subadviser for management. Investors in the Master Fund and in the Fund will be notified if at any time the Adviser elects to exercise this right.

             The Adviser also provides various management and administrative services to the Fund pursuant to a management agreement with the Fund (the "Management Agreement"). These services include: providing office space and other support services to the Fund; maintaining and preserving certain records of the Fund; preparing and filing various materials with state and federal regulators; supervising services provided by the Fund's administrator, transfer agent and custodian; reviewing and arranging for payment of the Fund's expenses; reviewing subscription documents submitted by prospective investors; preparing communications and quarterly reports to Members; and coordinating the preparation of materials relating to meetings of the Board of Directors and meetings of Members. Under the Management Agreement, the Adviser also is responsible for the investment of the cash reserves of the Fund. In consideration for these services provided under the Management Agreement, the Fund pays the Adviser the Management Fee, which is calculated and paid monthly in an amount which is determined by applying the annual rate of 0.50% to the capital account balance of each Member as of the end of the applicable month (prior to any withdrawal or distribution of capital during the month). However, with respect to the capital accounts of any Members who become Members in connection with the reorganization of Columbia Management Multi-Strategy Hedge Fund, LLC (the "Columbia Fund") and who, at the time of the reorganization, have positive loss carryforwards in the Columbia Fund (a "Loss Carryforward Amount"), the Management Fee payable by the Fund with respect to the capital account of such a Member shall, until such time as the Member has been allocated net profits by the Fund in an amount offsetting the Loss Carryforward Amount plus the amount of any net losses of the Fund allocated to the Member, be reduced so that the aggregate of the portion of the Management Fee attributable to such capital account plus the account's pro rata share of the advisory fee of the Master Fund borne by the Fund as an investor in the Master Fund does not exceed the management fee and incentive allocation of the Columbia Fund that the Member would have borne as an investor in the Columbia Fund prior to the reorganization. The portion of the Management Fee attributable to a Member's capital account is specially allocated to such Member.

             Prior to the reorganization of the Columbia Fund, the Columbia Fund paid a monthly management fee to the Adviser that was computed at the annual rate of 1.0% of the net assets of the Columbia Fund. In addition, the Adviser and Subadviser were entitled to receive annually a performance-based incentive allocation from the capital account of each member of 10% of the amount of the excess of net profits of the Columbia Fund allocated to the member exceeding a "hurdle rate amount" (the yield on the one-year U.S. Treasury Note) determined quarterly, but only after the member recovered any losses from prior years (the "Incentive Allocation"). Under a loss carryforward provision: (i) the amount of any net losses allocated to a member of the Columbia Fund were credited to a loss carryforward account; (ii) the loss carryforward account balance was reduced (but not below zero) by the amount of any net profits subsequently allocated to the member; and (iii) no Incentive Allocation was made from the capital account of a member with a positive loss carryforward account balance. The method of determining the Management Fee, described above, is intended to preserve the benefit of the loss carryforward balances of Members who were investors in the Columbia Fund at the time of the reorganization of the Columbia Fund (at which time the Incentive Allocation was eliminated).

             A discussion regarding the basis for the approval by the board of directors of the Master Fund of the investment advisory agreement between the Adviser and the Master Fund is available in the Master Fund's annual report to its members, for the annual period ended March 31, 2007.

Item 9.1(c) PORTFOLIO MANAGEMENT: Grosvenor maintains an Investment Committee that is responsible for, among other things:

             - establishing internal portfolio management guidelines ("Investment Guidelines") for each investment fund or account that is managed or advised by Grosvenor (each, a "Grosvenor-Managed Account"). In the case of the Master Fund, these Investment Guidelines are subject to approval by the Master Fund's board of directors.

             - identifying, evaluating and approving (or disapproving) the investment strategies in which the Grosvenor-Managed Accounts, including the Master Fund, may invest.

             - identifying, evaluating and approving (or disapproving) third-party investment management firms ("Investment Managers") that employ investment strategies that have been approved by the Investment Committee.

             -    monitoring investment strategies and Investment Managers.

             Grosvenor's Chief Executive Officer is responsible for assigning one or more senior level investment professionals (each, a "Grosvenor Portfolio Manager") to each Grosvenor-Managed Account, including the Master Fund, whose function is to construct a portfolio for such Grosvenor-Managed Account by using investment strategies and Investment Managers that have been approved by the Investment Committee (subject to the Investment Guidelines of such Grosvenor-Managed Account).

             Grosvenor's Investment Committee is currently comprised of David B. Small, David S. Richter, and Brian A. Wolf. All three members of the Investment Committee are Managing Directors of Grosvenor. Michael J. Sacks, Grosvenor's Chief Executive Officer, is not a member of the Investment Committee, but has veto power over all decisions made by the Investment Committee.

             The Investment Committee has assigned David B. Small, David S. Richter and Brian A. Wolf as the Grosvenor Portfolio Managers for the Master Fund.

             MICHAEL J. SACKS, MANAGING DIRECTOR, CHIEF EXECUTIVE OFFICER

             Mr. Sacks, born 1962, joined Grosvenor in 1990 and serves as its Chief Executive Officer. From 1988 through 1990, Mr. Sacks was associated with Harris Associates, L.P. Mr. Sacks received a B.A. in Economics from Tulane University in 1984 and two degrees from Northwestern University in 1988: an M.B.A. from the J.L. Kellogg Graduate School of Management and a J.D. from the School of Law. Mr. Sacks is a trustee of Northwestern University. He is a member of the Illinois Bar.

             DAVID B. SMALL, MANAGING DIRECTOR, INVESTMENTS

             Mr. Small, born 1956, joined Grosvenor in 1994. Mr. Small serves as the Chair of Grosvenor's Investment Committee and shares responsibility for portfolio management as well as for the evaluation, selection and monitoring of various investment strategies and managers. Prior to joining Grosvenor, Mr. Small was a consultant to Grosvenor and the founder and, from 1987 through 1993, Chief Executive Officer and Chief Financial Engineer of David Bruce & Co., a software firm specializing in the development of risk management systems for derivatives trading firms. From 1979 to 1982, Mr. Small was associated with Philadelphia Insurance Research Group. He received a B.S. in Economics from the Wharton School of the University of Pennsylvania in 1978 and an M.B.A. in Finance/Econometrics from the University of Chicago's Graduate School of Business in 1985.

             BRIAN A. WOLF, MANAGING DIRECTOR, INVESTMENTS

             Mr. Wolf, born 1970, joined Grosvenor in 1995. Mr. Wolf is a member of Grosvenor's Investment Committee and shares responsibility for portfolio management as well as for the evaluation, selection and monitoring of various investment strategies and managers. From 1993 to 1995, he was an analyst and trader for M&M Financial, a Chicago-based money management firm. He received a B.S. SUMMA CUM LAUDE in Finance from Bradley University in 1992 and an M.B.A. MAGNA CUM LAUDE from the University of Notre Dame in 1993. Mr. Wolf is a Chartered Financial Analyst and a member of The CFA Society of Chicago. Mr. Wolf is the author of a chapter on hedged equity funds contained in Kenneth S. Phillips and Ronald J. Surz. eds., HEDGE
             FUNDS: DEFINITIVE STRATEGIES AND TECHNIQUES (New York: John Wiley & Sons, Inc., 2003).

             DAVID S. RICHTER, MANAGING DIRECTOR, INVESTMENTS

             Mr. Richter, born 1961, has been associated with Grosvenor since 1994 and joined Grosvenor on a full-time basis in 2003. Mr. Richter is a member of Grosvenor's Investment Committee and shares responsibility for portfolio management as well as for the evaluation, selection and monitoring of various investment strategies and managers. From 1994 to 2002, he was the founder and Managing Partner of a Chicago-based U.S. long-short equity hedge fund. Previously, Mr. Richter was a vice-president of JMB Realty Corporation from 1988 to 1994 in the corporate acquisitions group. Prior to 1988, Mr. Richter was a manager at KPMG Peat Marwick. Mr. Richter graduated with a B.S. degree SUMMA CUM LAUDE in Accounting from the University of Illinois in 1983. Mr. Richter is a Certified Public Accountant and received a national Elijah Watt Sells award from the American Institute of Certified Public Accountants for his scores on the Uniform CPA Examination.

             For more information regarding other accounts managed by the Investment Committee, ownership of Master Fund, interests by the above-named members and a description of their compensation structure, please refer to the Master Fund's annual Form N-CSR filed with the SEC.

Item 9.1(d) ADMINISTRATOR: The Fund has retained PNC Global Investment Servicing (U.S.) Inc. (the "Administrator") to provide accounting and certain administrative and investor services to the Fund, including fund accounting, investor accounting, and taxation services. In consideration of these services, the Fund pays a monthly fee to the Administrator based primarily upon month-end Members' capital, described below. Similar services are provided by the Administrator to the Master Fund. The Administrator's principal business address is 103 Bellevue Parkway, Wilmington, Delaware 19809.

Item 9.1(e) CUSTODIANS: PFPC Trust Company (the "Custodian") serves as custodian for the assets of the Fund. The Custodian's principal business address is 103 Bellevue Parkway, Wilmington, Delaware 19809.

Item 9.1(f) EXPENSES: The Fund bears its own expenses and, indirectly through its investment in the Master Fund, a PRO RATA portion of the Master Fund's fees and expenses, not otherwise borne by the Adviser, including, but not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Investment Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account such as direct and indirect expenses associated with the Master Fund's investments, including its investments in Investment Funds, transfer taxes and premiums, taxes withheld on foreign dividends; any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged on behalf of the Fund; audit and tax preparation fees and expenses; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Advisory Fee and the Management Fee payable to the Adviser; fees and travel-related expenses of the board of directors of the Master Fund who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Directors.

Item 9.1(g) AFFILIATED BROKERAGE: Transactions for any Investment Fund organized by the Fund will not be effected on a principal basis with the Adviser or any of its affiliates. However, broker-dealer affiliates of the Adviser may effect brokerage transactions for such an Investment Fund. These transactions would be effected in accordance with procedures adopted by the Fund pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder. Among other things, Section 17(e) and those procedures provide that when acting as broker for the Fund in connection with the sale of securities to or by the Fund, the affiliated broker may receive compensation not exceeding the following limits: (i) if the sale is effected on a securities exchange, the compensation may not exceed the "usual and customary broker's commission" (as defined in Rule 17e-1 under the 1940 Act); (ii) if the sale is effected in connection with a secondary distribution of securities, the compensation cannot exceed 2% of the sale price; and (iii) the compensation for sales otherwise effected cannot exceed 1% of the sales price. Rule 17e-1 defines a "usual and customary broker's commission" as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.

Item 9.2     NON-RESIDENT MANAGERS:  Not Applicable

Item 9.3 CONTROL PERSONS: As the sole member of the Registrant, Steven L. Suss is deemed to be a control person of the Registrant. In addition, by virtue of Mr. Suss being an officer of the Adviser, the Adviser may be deemed a control person of the Registrant. However, Mr. Suss shall withdraw from the Fund immediately preceding the commencement of operations of the Fund and, thus, at such time, the Adviser would no longer be deemed a control person of the Registrant. For purposes of this item, "control" means (1) the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of a company; (2) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or (3) an adjudication under Section 2(a)(9) of the 1940 Act, which has become final, that control exists.

ITEM 10. CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES

ITEM 10.1. CAPITAL STOCK

     The Fund is organized as a limited liability company under the laws of the State of Delaware and intends to be classified as a partnership for Federal tax purposes. An investor in the Fund will be a Member and his or her rights in the Fund will be established and governed by the limited liability company agreement of the Fund (the "LLC Agreement") which is attached as Appendix A hereto. The following is a summary description of certain provisions of the LLC Agreement. The description of such provisions is not definitive and reference should be made to the complete text of the LLC Agreement.

     The security purchased by an Investor is an Interest, a limited liability company interest in the Fund. All Interests shall be fully paid and nonassessable. Investors shall have no preemptive or other rights to subscribe for any additional Interests.

     The management and operation of the Fund and its business and affairs will be vested solely in a board of directors, and the members of the Board will be the "directors" of the Fund (each, a "Director," and collectively, the "Directors"). In no event shall any Member, in his or her capacity as such, have any role in the management of the Fund's affairs. The Members shall have power to vote only: (i) for the election of Directors as provided in the following paragraph; (ii) with respect to any amendment of the LLC Agreement, to the extent and as provided therein; and (iii) with respect to such additional matters relating to the Fund as may be required by the LLC Agreement, applicable law or as the Board may consider necessary or desirable. With respect to any matter requiring the vote of Members, the Members shall vote in proportion to the value of their respective capital accounts as of the record date applicable to the consideration of such matter.

     There will normally be no meetings of Members for the purpose of electing Directors except that, in accordance with the 1940 Act: (i) the Fund will hold a meeting of Members for the election of Directors at such time as less than a majority of the Directors holding office have been elected by Members; and (ii) if, as a result of a vacancy on the Board, less than two-thirds of the members of the Board holding office have been elected by the Members, that vacancy may be filled only by a vote of the Members.

     The Board may admit Members to the Fund from time to time upon the execution by a prospective investor of an appropriate signature page to the LLC Agreement or upon the completion and execution, and the acceptance of the same by the Board, of a subscription agreement in a form specified by the Board from time to time. The Board has the right to refuse to accept investments in the Fund for any reason. Interests will be issued only in a transaction or transactions not requiring registration under the Securities Act.

     The Fund may be dissolved (i) upon the affirmative vote to dissolve the Fund by (a) the Board or (b) Members of the Fund holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members; (ii) upon the failure of Members to elect a success Manager at a meeting called by the Adviser in accordance with the Fund's Limited Liability Company Agreement (the "LLC Agreement"); (iii) upon the expiration of any two year period that commences on the date on which any Member has submitted, in accordance with the procedure specified in the LLC Agreement, a written notice to the Fund requesting to tender its entire Interest for repurchase by the Fund if such Interest has not been repurchased by the Fund; and (iv) as required by applicable law.

ITEM 10.2. LONG-TERM DEBT.

     Not applicable.

ITEM 10.3. GENERAL.

     Not applicable.

ITEM 10.4. TAXES.

          The following is a summary of certain aspects of the income taxation of the Fund and its Members which should be considered by a prospective Member. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the Fund as a partnership for Federal tax purposes.

          This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the U.S. Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

          EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISOR IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

TAX TREATMENT OF FUND OPERATIONS

          CLASSIFICATION OF THE FUND. The Fund will receive an opinion of Schulte Roth & Zabel LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board of Directors, the Fund will be classified as a partnership for Federal tax purposes and not as an association taxable as a corporation.

          Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Fund has more than 100 Members.

          The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test. Schulte Roth & Zabel LLP also will render its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board of Directors, the interests in the Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

          Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by Members to the extent of the current or accumulated earnings and profits of the Fund; and Members would not be entitled to report profits or losses realized by the Fund.

          UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AND THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF IT BEING AN INVESTOR IN THE MASTER FUND OR AS A RESULT OF THE MASTER FUND'S INVESTMENTS IN AN INVESTMENT FUND OR OTHER SUBADVISORY ACCOUNT THAT IS TREATED AS A PASS THROUGH ENTITY FOR FEDERAL INCOME TAX PURPOSES (AN "INVESTMENT PARTNERSHIP").

          As a partnership, the Fund is not itself subject to Federal income tax. The Fund files an annual partnership information return with the Service which reports the results of operations. Each Member is required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund.

          ALLOCATION OF PROFITS AND LOSSES. Under the LLC Agreement, the Fund's net profit or net loss for each fiscal period is allocated among Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes. The LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among Members pursuant to the principles of Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net profit or net loss allocated to each Member's capital account for the current and prior fiscal years. There can be no assurance however, that the particular methodology of allocations used by the Fund will be accepted by the Service. If such allocations are successfully challenged by the Service, the allocation of the Fund's tax items among the Members may be affected.

          Under the LLC Agreement, the Board of Directors has the discretion to allocate specially an amount of the Fund's ordinary income and/or capital gain (including short-term capital gain) and deductions, ordinary loss and/or capital loss (including long-term capital loss) for Federal income tax purposes to a withdrawing Member to the extent that the Member's capital account exceeds, or is less than, as the case may be, its Federal income tax basis in its partnership interest. There can be no assurance that, if the Board of Directors makes any such special allocations, the Service will accept such allocations. If such allocations are successfully challenged by the Service, the Fund's tax items allocable to the remaining Members would be affected.

TAX CONSEQUENCES TO A WITHDRAWING MEMBER

          A Member receiving a cash liquidating distribution from the Fund, in connection with a complete withdrawal from the Fund, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member's adjusted tax basis in its partnership interest. Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the Member's contributions to the Fund. However, a withdrawing Member will recognize ordinary income to the extent such Member's allocable share of the Fund's "unrealized receivables" exceeds the Member's basis in such unrealized receivables (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Member's adjusted tax basis in its partnership interest.

          As discussed above, the LLC Agreement provides that the Board of Directors may specially allocate items of Fund ordinary income and/or capital gain (including short-term capital gain) and deductions, ordinary loss and/or capital loss (including long-term capital loss) to a withdrawing Member to the extent its capital account would otherwise exceed or be less than, as the case may be, its adjusted tax basis in its partnership interest. Such a special allocation of income or gain may result in the withdrawing Member recognizing ordinary income and/or capital gain, which may include short-term capital gain, in the Member's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal. Such a special allocation of deduction or loss may result in the withdrawing Member recognizing ordinary loss and/or capital loss, which may include long-term capital loss, in the Member's last taxable year in the Fund, thereby reducing the amount of short-term capital loss recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

TAX TREATMENT OF FUND INVESTMENTS

          In General. It is generally expected that each of the Investment Partnerships will act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

          Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Capital gains and losses recognized by the Fund may be long-term or short-term depending, in general, upon the length of time the Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the treatment of the Fund's securities positions.

          The Fund may also realize ordinary income and losses with respect to its transactions. The Fund may hold debt obligations with "original issue discount." In such case the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year.

          The maximum ordinary income tax rate for individuals is 35% and, in general, the maximum individual income tax rate for "Qualified Dividends" and long-term capital gains is 15% (unless the taxpayer elects to be taxed at ordinary rates - see "Limitation on Deductibility of Interest and Short Sale Expenses" below), although in all cases the actual rates may be higher due to the phase out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. Capital losses of an individual taxpayer may generally be carried forward to succeeding tax years to offset capital gains and then ordinary income (subject to the $3,000 annual limitation). For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years. More specific discussion of the tax treatment of various Fund investments is provided in the SAI.

FOREIGN TAXES

          It is possible that certain dividends and interest directly or indirectly received by the Fund from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Fund or an Investment Partnership may also be subject to capital gains taxes in some of the foreign countries where they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to predict in advance the rate of foreign tax the Fund will directly or indirectly pay since the amount of the Fund's assets to be invested in various countries is not known.

          The Members will be informed by the Fund as to their proportionate share of the foreign taxes paid by the Fund or an Investment Partnership, which they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. A Member that is tax-exempt will not ordinarily benefit from such credit or deduction.

UNRELATED BUSINESS TAXABLE INCOME

          Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.(1) This type of income is exempt even if it is realized from securities trading activity which constitutes a trade or business.

          This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, or in certain private claims, or in certain fundings of reorganization plans, the Fund's income (or loss) from these investments may constitute UBTI.

          The Fund may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Fund will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not resulting in UBTI.(2) To the extent the Fund recognizes income (I.E., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

----------
(1) With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

(2) Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI.

          To the extent the Fund recognizes gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Fund, an allocable portion of deductions directly connected with the Fund's debt-financed property is taken into account. Thus, for instance, a percentage of losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

          Since the calculation of the Fund's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage , if any, used by the Fund from time to time,(3) it is impossible to predict what percentage of the Fund's income and gains will be treated as UBTI for a Member which is an exempt organization. An exempt organization's share of the income or gains of the Fund which is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (E.G., losses from securities for which there is acquisition indebtedness).

          To the extent that the Fund generates UBTI, the applicable Federal tax rate for such a Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Fund will be required to report to a Member which is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the Fund's calculation of UBTI will be accepted by the Service.

          In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.(4) In addition, a charitable remainder trust will be subject to a 100% excise tax on any UBTI under Section 664(c) of the Code. A title-holding Fund will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax advisor with respect to the tax consequences of receiving UBTI from the Fund.

STATE AND LOCAL TAXATION

          In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited liability companies such as the Fund. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

----------
(3) The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Fund. An exempt organization is required to make estimated tax payments with respect to its UBTI.

(4) Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section
     514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Member should consult its tax adviser in this regard.

          The tax laws of various states and localities limit or eliminate the deductibility of itemized deductions for certain taxpayers. These limitations may apply to a Member's share of some or all of the Fund's expenses, including interest expense, to the extent that the expenses are not considered to be trade or business expenses in the applicable jurisdiction. Prospective investors are urged to consult their tax advisors with respect to the impact of these provisions on the deductibility of certain itemized deductions, including interest expense, on their tax liabilities in the jurisdictions in which they are resident.

          State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which the Fund acquires an interest may conduct business in a jurisdiction which will subject to tax a Member's share of the partnership's income from that business and may cause Members to file tax returns in those jurisdictions. Prospective investors should consult their tax advisors with respect to the availability of a credit for such tax in the jurisdiction in which that Member is a resident.

          One or more states may impose reporting requirements on the Fund and/or its Members in a manner similar to that described in the SAI, under "Tax Shelter Reporting Requirements." Investors should consult with their own advisors as to the applicability of such rules in jurisdictions which may require or impose a filing requirement.

          [Massachusetts taxation section to be added by amendment]

ITEM 10.5. OUTSTANDING SECURITIES.

     On or after the date of filing of this Registration Statement, the Interests will be issued to Members of the Fund.

ITEM 10.6. SECURITIES RATINGS.

     Not applicable.

ITEM 11. DEFAULTS AND ARREARS ON SENIOR SECURITIES.

     Not applicable.

ITEM 12. LEGAL PROCEEDINGS.

     On February 9, 2005, certain affiliates of the Adviser, including the former investment adviser to the Fund, entered into Assurances of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlements") and consented to the entry of cease-and-desist orders by the Securities and Exchange Commission ("SEC") (the "SEC Orders") in connection with matters related to late trading and market timing of mutual funds advised and distributed by affiliates of the Adviser. The SEC Orders and the NYAG Settlements contain substantially the same terms and conditions outlined in the agreements in principle that affiliates of the Adviser entered into with the SEC and NYAG in March 2004. A copy of the SEC Orders is available on the SEC website at http://www.sec.gov. A copy of the NYAG settlements is available as part of the Bank of America Corporation Form 8-K filing of February 10, 2005.

     In connection with these matters, various parties have filed suit against certain Columbia Funds (including former Nations Funds), the Trustees of the Columbia Funds, FleetBoston Financial Corporation (the former parent of the Adviser) and certain of its affiliated entities and/or Bank of America Corporation and certain of its affiliated entities. More than 300 cases, including those filed against entities unaffiliated with the Columbia Funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities, have been transferred to a multi-district proceeding in the Federal District Court in Maryland. The parties have reached settlements or settlements in principle with respect to the claims in the proceeding concerning the Columbia Funds. All such settlements are subject to court approval. Other actions against certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities, alleging among other things excessive fees and inappropriate use of fund assets for distribution and other improper purposes, have been consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION on March 2, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval. These actions are ongoing.

     Neither the Fund, the Master Fund nor the Adviser is a party to these actions.

ITEM 13. TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.

     Not applicable.

                                     PART B

Part B of this Registration Statement should be read in conjunction with Part A. Capitalized terms used in this Part B and not otherwise defined have the meanings given them in Part A of this Registration Statement.

ITEM 14. COVER PAGE.

     Not applicable.

ITEM 15. TABLE OF CONTENTS.

     Not applicable.

ITEM 16. GENERAL INFORMATION AND HISTORY.

     Not applicable.

ITEM 17. INVESTMENT OBJECTIVES AND POLICIES.

     Part A contains basic information about the investment objectives, policies and limitations of the Fund. This Part B supplements the discussion in Part A of the investment objectives, policies, and limitations of the Fund.

     In pursuing its investment objectives, the Fund will invest substantially all of its assets in the Master Fund.

(A) Investment Philosophy

The investment process for the Master Fund is based on three fundamental principles:

1. SEEK ABSOLUTE RETURNS

     - Focus on investment strategies and sub-strategies (collectively, "investment strategies") that, when combined, generally seek to achieve positive returns that are not dependent upon directional movements of traditional equity and fixed-income markets.

2. SUPERIOR INVESTMENT MANAGERS

     - Identify and invest with Investment Managers that Grosvenor regards as among the most talented Investment Managers available on a global basis within their respective investment strategies.

3. SYSTEMATIC DIVERSIFICATION

     - Combine investment strategies that historically have, over the long term, demonstrated a relatively low degree of correlation to each other into a broadly-diversified portfolio in an effort to reduce volatility and mitigate strategy and market risks.

     - Seek to select multiple Investment Managers within each investment strategy in order to provide style diversity and reduce manager-specific risk.

(B) Overview of Investment Process

There are five (5) primary facets of Grosvenor's approach to maintaining a diversified, multi-strategy, multi-manager portfolio for the Master Fund:

1. IDENTIFYING, EVALUATING AND APPROVING INVESTMENT STRATEGIES IN WHICH THE VARIOUS INVESTMENT FUNDS AND OTHER ACCOUNTS MANAGED OR ADVISED BY GROSVENOR, INCLUDING THE MASTER FUND, MAY INVEST

     Grosvenor's Investment Committee is responsible for overseeing the identification and evaluation of, and approving (or disapproving), the investment strategies in which the Grosvenor-Managed Accounts, including the Master Fund, may invest. See "Grosvenor's Investment Committee and Operations Committee" and "Identification, Evaluation and Approval of Investment Strategies," below.

2. IDENTIFYING, EVALUATING AND APPROVING INVESTMENT MANAGERS THAT EMPLOY INVESTMENT STRATEGIES THAT HAVE BEEN APPROVED BY THE INVESTMENT COMMITTEE.

     Grosvenor's process for approving such Investment Managers has four key phases:

                    1.   identifying potential Investment Managers;

                    2. "investment" due diligence with respect to such potential Investment Managers;

                    3. "operational" due diligence with respect to such potential Investment Managers, including both operational and legal due diligence; and

                    4. Investment Committee and Operations Committee approval of such potential Investment Managers.

     See "Identification, Evaluation and Approval of Investment Managers," below.

3. MANAGING THE PORTFOLIO IN ACCORDANCE WITH INVESTMENT GUIDELINES FOR THE MASTER FUND.

     The Adviser and the Subadviser have agreed to certain Investment Guidelines for the Master Fund. The Investment Guidelines may from time to time be amended or modified, based on any number of factors. See "Investment Guidelines," below.

4. CONSTRUCTING A PORTFOLIO DESIGNED TO MEET THE MASTER FUND'S INVESTMENT OBJECTIVES THROUGH THE USE OF APPROVED INVESTMENT STRATEGIES AND INVESTMENT MANAGERS.

     The Master Fund is managed on a day-to-day basis by one or more Grosvenor Portfolio Managers assigned to the Master Fund by Grosvenor's Chief Executive Officer. The Grosvenor Portfolio Managers assigned to the Master Fund are responsible for constructing the Master Fund's portfolio by using the investment strategies and Investment Managers that have been approved by the Investment Committee (subject to the Master Fund's investment objectives and Investment Guidelines). See "Portfolio Construction," below.

5. MONITORING INVESTMENT STRATEGIES, INVESTMENT MANAGERS AND THE MASTER FUND'S PORTFOLIO AND ADJUSTING THE MASTER FUND'S PORTFOLIO FROM TIME TO TIME.

     See "Ongoing Monitoring and Portfolio Adjustment," below.

Adequate systems are critical to managing the volume of information utilized throughout the investment process. Grosvenor utilizes a customized proprietary software system to support its investment process and the administration of the Master Fund. This system: (i) includes a database of qualitative and quantitative information about each Investment Manager approved by the Investment Committee; (ii) provides analytical tools to evaluate the historical performance of Investment Managers; (iii) provides modeling tools used to monitor portfolio performance and evaluate prospective portfolio modifications; and (iv) contains a series of proprietary risk-management tools used to evaluate the risk and market exposure of existing and prospective portfolios.

GROSVENOR'S INVESTMENT COMMITTEE AND OPERATIONS COMMITTEE

The Subadviser's Investment Committee, as described above, currently comprises three members: Mr. David B. Small, Mr. Brian A. Wolf and Mr. David S. Richter. All three members of the Investment Committee are Managing Directors of Grosvenor. The Investment Committee makes decisions by majority vote. However, Mr. Michael J. Sacks, Grosvenor's Chief Executive Officer, has a veto right over all decisions made by the Investment Committee.

The Subadviser's Operations Committee currently comprises three members: Mr. Paul A. Meister, Mr. Eric A. Felton and Mr. Joseph H. Nesler. All three members of the Operations Committee are Managing Directors of Grosvenor. The Operations Committee makes decisions by majority vote. However, as is the case with respect to decisions made by the Investment Committee, Grosvenor's Chief Executive Officer has a veto right over all decisions made by the Operations Committee.

Paul A. Meister, Managing Director, Chief Operating Officer. Mr. Meister, born 1962, joined Grosvenor in 1991 and serves as its Chief Operating Officer. Mr. Meister also serves as the Chair of Grosvenor's Operations Committee. From 1987 to 1991, Mr. Meister was with the law firm of Barack, Ferrazzano, Kirschbaum & Perlman, except for a 12 month period when he managed the real estate operations for a Chicago based retailer. He received a B.S. in Accounting from the University of Illinois in 1984 and a J.D. cum laude in 1987 from the Northwestern University School of Law, where he was a member of the Law Review and the Order of the Coif. Mr. Meister is a Certified Public Accountant and a member of the Illinois Bar. In addition, since 2000, Mr. Meister has served on the Law Board of Northwestern University School of Law, and is currently a Vice Chair of its Executive Committee.

Eric A. Felton, Managing Director, Chief Financial Officer. Mr. Felton, born 1964, joined Grosvenor in 2004 and serves as its Chief Financial Officer. Mr. Felton also serves as a member of Grosvenor's Operations Committee. From 2002 to 2004, Mr. Felton was a partner in the Financial Services Industry practice for Ernst & Young, LLP in their Chicago office, where he served as an advisor to Grosvenor. From 1986 to 2002, he was with Arthur Andersen, LLP, also in their Chicago office. He was admitted as a partner of Arthur Andersen, LLP in 1998, at which time he acted as audit partner for Grosvenor. He received a B.S. in Accounting from Valparaiso University in 1986, graduating with high distinction, and an M.B.A. from the University of Chicago in 1992, graduating with honors. Mr. Felton is a Certified Public Accountant and a Chartered Financial Analyst. He is a member of the American Institute of Certified Public Accountants, The Illinois CPA Society, the CFA Institute and The CFA Society of Chicago.

Joseph H. Nesler, Managing Director, General Counsel and Chief Compliance Officer. Mr. Nesler, born 1956, joined Grosvenor in 2004 and serves as its General Counsel and Chief Compliance Officer. Mr. Nesler also serves as a member of Grosvenor's Operations Committee. Mr. Nesler began his legal career as an associate with Gardner, Carton & Douglas in Chicago in 1982. He spent four years in the Corporate Department of that firm before leaving to practice with Schiff Hardin & Waite, another Chicago law firm. After 10 years with Schiff Hardin & Waite, he accepted a position with Sidley & Austin (now Sidley Austin LLP) as a partner in its Investment Products and Derivatives Group, where he practiced for approximately six years before returning to Gardner, Carton & Douglas LLP as a partner in 2002 to head that firm's Hedge Fund Practice Group. Sidley Austin LLP served as outside general legal counsel to Grosvenor both prior to and during Mr. Nesler's tenure with that firm and continues to serve as outside general legal counsel to Grosvenor. Gardner, Carton & Douglas LLP served as outside legal counsel to Grosvenor with respect to certain matters during Mr. Nesler's tenure with that firm and continues to serve as outside legal counsel to Grosvenor with respect to certain matters. Mr. Nesler received a B.A. magna cum laude, Phi Beta Kappa, from Amherst College in 1978 and a J.D. from Yale University in 1982. He is a member of the Illinois Bar and the Chicago Bar Association, and a former Co Chairman of the Chicago Bar Association's Subcommittee on Investment Company Regulation.

(C) Identification, Evaluation and Approval of Investment Strategies

The Subadviser's Investment Committee is responsible for overseeing the identification and evaluation of, and approving (or disapproving), the investment strategies in which the Grosvenor-Managed Accounts, including the Master Fund, may invest.

In determining whether to approve a particular investment strategy, the Subadviser's Investment Committee typically examines factors such as the following: (i) the historical returns of the investment strategy in various market environments; (ii) the fundamental factors driving the expected profitability of the investment strategy; (iii) the expected returns from the investment strategy over a market cycle; (iv) the expected variability of the investment strategy's returns over a market cycle; (v) the magnitude of a potential loss in extremely adverse markets; (vi) the extent to which the performance of the investment strategy is expected to correlate with that of traditional market indices, as well as with investment strategies already being used by the Grosvenor-Managed Accounts and with certain other investment strategies; (vii) the liquidity characteristics of the underlying securities used in implementing the investment strategy; (viii) the degree of difficulty in pricing and hedging the underlying securities used in implementing the investment strategy; (ix) the cost of implementing the investment strategy, including transaction costs and fees and expenses paid to the Investment Managers that implement the investment strategy; and (x) the quality of the pool of Investment Managers available to implement the investment strategy.

The Subadviser's Investment Committee generally focuses on identifying strategies that rely on a fundamental investment approach and that employ techniques designed to mitigate systemic or market risks. The Investment Committee believes that such strategies are better suited to achieving quality returns than strategies driven solely by "market timing," technical analysis or market direction.

As described more fully below, the Subadviser's Investment Committee currently approves three general categories of investment strategies for use by the Grosvenor-Managed Accounts, which it defines as "Equity Strategies," "Arbitrage/Credit Strategies" and "Opportunistic Strategies." The strategies currently approved by the Investment Committee focus primarily on the markets in the United States, Europe and Japan, and to a lesser extent, in the emerging markets in Latin America, Eastern Europe and Asia-Ex-Japan. The general categories of investment strategies approved by the Investment Committee may change from time to time.

EQUITY STRATEGIES

Equity strategies involve the purchase and/or short sale of equity and equity-linked securities in global markets. An equity Investment Manager may focus on a particular capitalization range (e.g., small cap vs. large cap) or a particular industry sector (e.g., healthcare, technology, or consumer), may employ a specific investment style (e.g., value vs. growth) or may pursue a broad mandate, investing in securities without specific regard for their issuers' capitalization, sector or geography. Some Investment Managers may employ an activist approach whereby they attempt to influence company management to take specific measures to maximize shareholder value, while others may utilize "top down" macroeconomic analysis to guide capital-allocation strategies and fundamental security selection. An equity Investment Manager generally seeks to capitalize on discrepancies between such Investment Manager's own evaluation of the intrinsic value of an equity security and assessment of the forward-looking prospects of the issuer of such security, on the one hand, and the consensus view reflected in the market price of such security, on the other hand.

To the extent the Master Fund invests with equity Investment Managers, it focuses and expects to continue to focus on Investment Managers that primarily employ "hedged equity" investment strategies. A hedged equity Investment Manager typically implements its particular investment strategy by establishing long and short positions in equity or equity-linked instruments. However, although most hedged equity Investment Managers focus on establishing both long and short positions, some of these Investment Managers may focus exclusively on establishing long or short positions. In addition to selling securities short, an equity Investment Manager may seek to hedge portfolio exposure by using instruments such as exchange-traded funds, equity-linked options, index options and futures. An equity Investment Manager may also seek to manage risk by adopting "top-down" constraints on leverage, limits on net market exposure, net regional exposure and net sector exposure, position size limits, position stop-loss limits and parameters relating to the number of its positions.

ARBITRAGE/CREDIT STRATEGIES

Arbitrage/credit strategies are broadly defined and include credit-oriented, event-driven and relative-value strategies that generally seek to exploit pricing anomalies across a variety of debt or equity securities or instruments. The primary arbitrage/credit strategies used by the Investment Managers currently approved by Grosvenor are described below.

CREDIT

Credit strategies include directional and hedged investments in debt securities, credit derivatives and related instruments. The primary investment approaches include directional credit - long, credit long - short and directional credit - short. Credit strategies, although diverse, can exhibit highly correlated losses during certain market periods.

DIRECTIONAL CREDIT - LONG

Directional Credit - Long includes distressed investing, long high-yield credit, direct lending, structured credit, and equity restructurings. Investment Managers assigned to this category typically have a net exposure greater than 50% net long.

     - DISTRESSED INVESTING consists primarily of long and short directional investments in securities of companies that are in various stages of financial difficulty, including investments in stressed and distressed companies. The goal of the strategy is to earn an attractive absolute rate of return through investing in specific events with limited exposure to broad market fluctuations. Investment Managers seek to capitalize on market opportunities resulting from a lack of information, illiquidity, excessive selling pressure, and complexity of capital structures or securities.

     - LONG HIGH-YIELD CREDIT involves taking long positions in levered loans or high-yield bonds. The positions in this sub-strategy typically are motivated by fundamental credit views that may also consider technical market factors such as short-term supply/demand imbalances. An Investment Manager may be long an issuing company's credit either by investing directly in bonds or loans or by establishing a synthetic long position through a credit default swap ("CDS").

     - DIRECT LENDING investments typically are high-yield loans to stressed or distressed companies that are asset rich but have limited liquidity, and that need quick access to capital to refinance other debt, prevent a covenant default or exploit an opportunity. The Investment Manager directly originates these loans, which typically include relatively high coupons and generous structuring fees. In order to compensate for the less liquid nature of the instruments and other inherent risks of direct lending, direct financing arrangements often will be collateralized with assets, include restrictive covenants and provide upside equity participation.

     - STRUCTURED CREDIT consists of positions in residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), asset-backed securities ("ABS"), and corporate credit-related structured credit instruments such as collateralized debt obligations ("CDO"). Trade selection is based on fundamental analysis of the underlying assets as well as structural analysis of the structured credit vehicle, including such vehicle's cash flow "waterfall."

     - EQUITY RESTRUCTURING includes investing in spin-offs, stub-trades, post-restructuring equities, post-bankruptcy equities, litigation equity trades and recapitalizations. A post-restructuring equity investment involves purchasing the equity of a company that has completed a recent restructuring, most commonly as part of a bankruptcy plan. Spin-offs are subsidiaries of large public companies that are distributed to shareholders as a means of enhancing shareholder value.

CREDIT LONG-SHORT

Credit Long-Short includes long/short credit, intra-credit arbitrage, correlation trades and credit volatility arbitrage.

     - LONG/SHORT CREDIT involves taking long and short positions that reflect relative-value views between, or among, different credits, groups of credits, sectors or indices. The positions in this sub-strategy typically are motivated by fundamental credit views with an appreciation for market technicals. One example of a long/short credit trade is a pairs trade in which the Investment Manager may be long a company's CDS and short a competitor's CDS, or long a basket of telecom credits via CDS and short a basket of financial services credits via CDS. Not all positions entail related credits; for example, an Investment Manager may construct a portfolio that includes long positions in what it believes to be under-priced high-yield credits and short positions in richly priced crossover credits.

     - INTRA-CREDIT ARBITRAGE involves taking long and short positions related to the same issuer and may include: curve trades in which the Investment Manager establishes both long and short positions along a single issuer's credit curve; basis trades, which consist of a long position in an issuer's bond and a synthetic short position in the same bond via a CDS, or VICE VERSA; senior versus subordinated debt trades in which the Investment Manager is long senior secured debt and short subordinated debt of the same company, or VICE VERSA; and debt versus equity trades in which the Investment Manager is long debt (or
          CDS) of an issuer and short equity (or equity options) of the same issuer, or VICE VERSA.

     - CORRELATION TRADES involve arbitraging perceived mispricings in baskets or portfolios of credits versus the individual components of the basket, an index or a highly-correlated derivative of the basket. Frequently, the trade is structured to be neutral to credit spread movements in the broad market. The securities used in the arbitrage may include CDOs, synthetic CDOs, bespoke CDS baskets, credit indices, and individual CDS. Synthetic CDOs are similar to CDOs, except that the credits are included in the pool via CDS contracts instead of cash bonds. Bespoke CDS baskets represent a collection of credits that are selected individually to create a customized hedge of specific portfolio risks. These instruments are less liquid due to their customized nature.

     - CREDIT VOLATILITY ARBITRAGE generally involves buying and selling options on credit spreads of individual companies or on traded indices. An Investment Manager also may buy and sell volatility across various asset classes. For example, an Investment Manager may sell volatility via options on credit spreads and buy volatility on the same company via the equity markets.

DIRECTIONAL CREDIT - SHORT

Directional Credit - Short involves shorting individual investment-grade or high-yield credits that exhibit either perceived anomalous pricing relative to similar credits or perceived weakening fundamentals with a high probability of credit deterioration. The short position typically is established using CDS. In addition to using single name CDS to short specific issuers, an Investment Manager may also use specific indices, such as the Dow Jones CDX suite of index products, to short the overall investment grade market or specific sectors.

RISK (MERGER) ARBITRAGE

Risk arbitrage is a strategy that seeks to capitalize on perceived pricing discrepancies, or "spreads," in the equity securities of two companies involved in announced corporate transactions, such as mergers, tender or exchange offers, reorganizations, liquidations and recapitalizations. For merger transactions, the strategy typically entails buying the security of the company being acquired, while simultaneously selling short the security of the acquirer. When a merger deal is pending, uncertainty about the outcome typically creates a pricing disparity; the stock of the target company typically sells at a discount to the expected acquisition price. Investment Managers investing in merger arbitrage seek to capture the spread between the current stock price and the price upon the completion of the deal. In a cash/tender transaction, the Investment Manager seeks to capture the spread between the tender price and the price at which the target company's stock is trading.

CONVERTIBLE ARBITRAGE

Convertible arbitrage strategies include a variety of strategies involving investments in convertible securities that Investment Managers perceive to be undervalued from a fundamental or volatility perspective. The primary convertible arbitrage strategies include, but are not limited to, long volatility/gamma trading, catalyst/event-driven investing, credit sensitive investing and activist investing. In general, a position in each particular strategy involves taking a long position in convertible bonds or convertible preferred shares and short positions in the underlying common stock into which the convertible securities are exchangeable, in order to isolate the aspect of the security that the Investment Manager believes is mispriced and largely eliminate the effect of directional moves in the underlying stock price.

Long volatility/gamma trading primarily involves taking positions where the Investment Manager perceives that the volatility level implied by the price of the convertible security is too low relative to historical or expected future volatility of the security.

Catalyst/event-driven investing involves taking positions where the Investment Manager expects that a catalyst or event will cause the implied volatility of the convertible bonds or the actual volatility of stock price changes to increase. Such catalysts may include new product announcements, litigation, management changes, or regulatory approval of a new drug. The Investment Manager typically will seek to hedge interest rate and credit risk by using interest rate futures or swaps and credit derivatives.

Credit sensitive investing involves taking positions where the Investment Manager expects that the financial condition of the underlying company will improve and credit spreads of the convertible bond will narrow. The credit risk of such a position typically will be largely unhedged. Such a view may be based on improved trends in earnings, refinancing of existing debt, or the selling of assets.

Activist investing relies on the ability of a manager with a significant economic stake in the equity, debt, convertible bond or other instruments of a company to influence management and corporate decisions in such a way as to increase the value of the holdings. Examples include seeking management changes, corporate restructuring, securing special dividends or other payments, or the buying back of equity or debt.

STATISTICAL ARBITRAGE

Statistical arbitrage is a strategy that seeks to exploit temporary price disparities among equity securities that historically have maintained stable price relationships. The strategy uses quantitative models to determine which securities to purchase and which to sell short and to measure market exposure. Often, these models rely upon fundamental balance sheet and income statement data such as: earnings yield, dividend yield, revisions in earnings forecasts, relationships between market capitalization, revenues and net asset values, earnings forecasts and price histories. Other approaches utilize factor analysis to measure factor risks and relative attractiveness. Investment Managers that employ the strategy purchase and sell securities in relative quantities in a manner designed to result in an aggregate portfolio that is generally neutral to broad equity market movements and/or to exposure across sectors, investment style and market capitalization.

FIXED-INCOME ARBITRAGE

Fixed-income arbitrage includes a variety of strategies involving investments in fixed-income instruments that are weighted in an attempt to eliminate or reduce exposure to changes in the level of interest rates. These strategies attempt to exploit relative perceived mispricings (I.E., anomalous yield differences) between related sets of fixed-income securities. The generic types of fixed-income arbitrage trades include the following: yield curve arbitrage, corporate versus government yield spreads (or swap spreads), municipal bond versus government yield spreads, cash versus futures basis trades, mortgages versus swaps and U.S. Treasuries, mortgage derivative arbitrage and hedged ABS.

OPPORTUNISTIC STRATEGIES

Opportunistic strategies refer to investment strategies with broad mandates to invest in a wide range of opportunities in debt, equities, non-U.S. currencies, physical commodities and derivatives in both developed and emerging markets globally. Opportunistic Investment Managers may establish both directional as well as hedged positions and typically use leverage in order to increase their invested positions.

Strategies Not Pursued

The Subadviser's Investment Committee currently does not intend to permit the Master Fund to invest with Investment Managers whose primary focus is, in Grosvenor's judgment, one or more of the following strategies: (i) systematic commodity trend-following; (ii) so-called "Regulation D arbitrage"; (iii) investing in certain types of mortgage derivative trading; and (iv) investing in certain emerging markets. The Master Fund may, however, invest with an Investment Manager that engages in such strategies as long as Grosvenor determines that such Investment Manager's primary focus is on approved strategies. The Investment Committee may modify these restrictions from time to time without notice to Investors.

(D) Investment Guidelines

The Adviser and Subadviser have agreed to certain Investment Guidelines for the Master Fund. Grosvenor, as part of its risk management program for the Master Fund, manages the Master Fund's portfolio on a day-to-day basis in accordance with these Investment Guidelines. Among other things, the Adviser and Grosvenor have established maximum exposure amounts for certain of the investment strategies in which the Master Fund may invest, based in part on the outlook of Grosvenor's Investment Committee for the investment strategies. The Investment Committee bases its outlook for particular strategies on its evaluation of the risk/reward profiles of such strategies. In evaluating the risk/reward profiles of specific strategies, the Investment Committee ordinarily considers factors such as:

     - its ongoing review and monitoring of the macro-economic environment and assessment of the likely impact of macro-economic variables on the investment strategies pursued by the Master Fund;

     - its ongoing analysis of the primary drivers impacting such investment strategies;

     - communications with Investment Managers regarding their assessments of their particular opportunity sets; and

     -    communications with other market participants, such as broker-dealers.

The Board, the Adviser and Subadviser may reevaluate the Investment Guidelines from time to time based on various factors, including their assessment of market conditions, and the Investment Guidelines may be amended or modified from time to time based on such factors. Such modifications may be made without notice to Investors in the Master Fund.

Grosvenor seeks to ensure that whenever the Master Fund invests in, or withdraws/redeems capital from, an Investment Fund, the Master Fund does so in accordance with the Investment Guidelines in effect at the time of such investment or withdrawal/redemption. In certain cases, however, the Master Fund may fall out of compliance with the Investment Guidelines because of, among other things, appreciation or depreciation in the value of investments, recharacterization or reclassification of investments, limitations on withdrawals/redemptions by one or more Investment Funds, inadvertent errors or other factors that are beyond Grosvenor's control.

Should the Master Fund not be in compliance with the Investment Guidelines, Grosvenor ordinarily will implement measures designed to bring the Master Fund into compliance with the Investment Guidelines as soon as reasonably practicable. In certain cases, however, factors (such as liquidity restrictions relating to one or more investments) may affect Grosvenor's ability to bring the Master Fund into compliance with the Investment Guidelines in an expeditious manner.

In certain cases, the Investment Committee may recommend to the Adviser that, under the circumstances, it is appropriate to modify an Investment Guideline, or to adjust or refine the method or formula by which compliance with an Investment Guideline is tested, resulting in the change of the status of the Master Fund from non-compliant to compliant. The Investment Committee may also conclude and recommend to the Adviser that, under the circumstances, it is appropriate for the Master Fund to continue to be non-compliant, even though the Investment Committee has also concluded that, as a general matter, it is not appropriate to modify the relevant Investment Guideline or to adjust or refine the method or formula by which compliance with such Investment Guideline is tested.

(E) Identification, Evaluation and Approval of Investment Managers

Identifying New Investment Opportunities

Grosvenor's research staff seeks to identify superior Investment Managers within each investment strategy that has been approved by the Investment Committee. Although the research staff uses a number of methods to identify prospective Investment Managers, it relies heavily upon Grosvenor's proprietary and confidential network of information and individuals developed over a long period of time managing multi-manager investment funds.

Investment Due Diligence

If Grosvenor's research staff identifies a prospective Investment Manager that the staff regards as promising, the Grosvenor Portfolio Managers assign a team (an "Investment Team") comprised of at least one Grosvenor Portfolio Manager and at least two research analysts to assess:

     - certain qualitative factors relating to such prospective Investment Manager, such as its investment philosophy, investment mandate and investment decision-making structure, the skills and commitment of its key professionals, its depth and breadth of experience in the relevant investment strategy, its investment and risk management processes and its organizational infrastructure; and

     - the quality of such prospective Investment Manager's historical returns. In assessing the quality of a prospective Investment Manager's historical returns, the Investment Team may address some or all of the following factors:

          -    Performance, Volatility and Correlation

               - absolute performance, and performance relative to relevant benchmarks and peers

               -    in advancing and declining markets

               -    evaluation of extreme performance periods

               -    standard deviation and semi-deviation

               -    peak-to-trough drawdown and recovery period

               -    beta to relevant indices and in varying market environments

               - expected correlation to other Investment Managers used by the Master Fund

          -    Analysis of Exposure, Attribution and Portfolio Data

               -    gross and net invested position, long/short ratio

               - profit and loss attribution by investment strategy, geography, longs and shorts

               -    return on invested capital

               -    ratio of profitable and unprofitable positions

               -    portfolio concentration

In conducting investment due diligence, the assigned Investment Team generally will complete the following:

- multiple on-site visits to the prospective Investment Manager's primary investment office and, if applicable, key satellite investment offices;

-    multiple character reference checks on key investment personnel; and

- a proprietary information packet that may include an introductory memorandum, a profile of the prospective Investment Manager, a summary of completed due diligence and references and the applicable quantitative analyses listed in the table above.

Operational Due Diligence

If the Investment Team assigned to a prospective Investment Manager believes that such Investment Manager is likely to pass Grosvenor's investment due diligence process, the Investment Team initiates "operational" due diligence by requesting Grosvenor's Operational Due Diligence Team (a group within Grosvenor's Finance Department) to evaluate such Investment Manager from an operational and legal perspective. Upon receiving such a request with respect to an Investment Manager, the Operational Due Diligence Team is responsible for:

     -    reviewing and analyzing relevant legal and regulatory documentation;

     - performing reference and background checks of such Investment Manager and its key personnel utilizing independent third-party investigative firms; and

     - evaluating the people, processes and systems that support such Investment Manager's infrastructure and operations.

The Operational Due Diligence Team evaluates the Investment Manager's operational infrastructure and the overall design of the Investment Manager's internal control environment. This evaluation includes a review of the audited financial statements of the Investment Fund(s) managed by such Investment Manager and evaluation of the audit firm engaged by such Investment Manager to audit such Investment Fund(s).

(F) Investment Committee and Operations Committee Approval

The Investment Committee must approve an Investment Manager before a Grosvenor-Managed Account, including the Master Fund, may invest with such Investment Manager. The Investment Committee will not consider an Investment Manager for approval unless: (i) such Investment Manager has been sponsored by at least one senior level investment professional (who may be a Grosvenor Portfolio Manager) who has been designated as an "Authorized Sponsor" by the Investment Committee and (ii) at least one other senior level investment professional (who may be a Grosvenor Portfolio Manager), also designated as an "Authorized Sponsor" by the Investment Committee has interviewed an appropriate representative or representatives of such Investment Manager.

If the Investment Team assigned to a particular prospective Investment Manager believes that such Investment Manager would be appropriate for certain Grosvenor-Managed Accounts, it prepares a recommendation for the Investment Committee to consider. If the Investment Committee approves a particular Investment Manager (and if the Operations Committee has also approved such Investment Manager based on its "operational" due diligence review, as discussed below), any Grosvenor-Managed Account, including the Master Fund, ordinarily may invest with such Investment Manager, subject to applicable investment objectives and Investment Guidelines.

The Operations Committee must approve an Investment Manager (by majority vote) based on its review and analysis of the "operational" due diligence performed by the Operational Due Diligence Team, before a Grosvenor-Managed Account, including the Master Fund, may invest with such Investment Manager.

(G) Portfolio Construction

As discussed above, the Master Fund is managed on a day-to-day basis by one or more Grosvenor Portfolio Managers assigned to the Master Fund by Grosvenor's Chief Executive Officer. The Grosvenor Portfolio Managers assigned to the Master Fund employ a combination of "top down" and "bottom-up" inputs in constructing the Master Fund's portfolio. The "top down" inputs consist of: (i) the requirement to use investment strategies and Investment Managers that have been approved by the Investment Committee; (ii) the Master Fund's investment objectives; and (iii) the Master Fund's Investment Guidelines. The "bottom-up" inputs consist of the Grosvenor Portfolio Managers' judgment in selecting and allocating capital to approved Investment Managers in a manner that such Grosvenor Portfolio Managers determine to be appropriate in light of the Master Fund's investment objectives and Investment Guidelines. The Grosvenor Portfolio Managers base their allocation decisions upon both qualitative and quantitative factors, supplementing experienced investment judgment with quantitative analyses.

Selection of Investment Managers

The Grosvenor Portfolio Managers assigned to the Master Fund generally seek to achieve diversification across both investment strategies and Investment Managers, often selecting multiple Investment Managers within each such strategy in order to access differing investment styles, mitigate manager-specific risk and provide for future capacity as capital is added to the Master Fund.

The Grosvenor Portfolio Managers assigned to the Master Fund may consider a number of factors in selecting Investment Managers for the Master Fund, including, but not limited to:

     - investment style (E.G., generalist versus sector specialist; shorter-term versus longer-term investment horizon; level of activism; value versus growth orientation; concentrated versus diversified; long- versus short-bias; ETC.);

     -    correlation with other Investment Managers used by the Master Fund;

     - compatibility of the Investment Manager's liquidity provisions with those of the Master Fund; and

     - capacity of the Investment Manager to accept additional capital over time.

PORTFOLIO ALLOCATIONS

The Grosvenor Portfolio Managers assigned to the Master Fund utilize certain quantitative analytical reports generated by Grosvenor's proprietary risk management software to test and refine their judgment regarding: (i) their selection of Investment Managers for the Master Fund; and (ii) the amount of assets to be allocated to each such Investment Manager. Such reports are designed to enable the Grosvenor Portfolio Managers to evaluate the risk and return characteristics of proposed alternative allocations to particular Investment Managers. Such reports currently consist of historical simulation analyses, historical simulation stress tests and scenario analyses, forward-looking analyses, look-through exposure analyses and portfolio liquidity analyses.

(H) Ongoing Monitoring and Portfolio Adjustment

Strategy Monitoring

Certain personnel within Grosvenor's Investments Department are responsible for staying abreast of market developments affecting specific investment strategies and communicating their findings to the Investment Committee. The Investment Committee reviews such findings to determine whether particular investment strategies (and the exposure target ranges applicable to such investment strategies) continue to be appropriate. The Investment Committee may recommend to the Master Fund's Board and the Adviser to add or terminate a particular investment strategy, or change the exposure target ranges applicable to such investment strategy, based on any number of factors, such as: (i) a better alternative for investing the capital invested in such investment strategy; (ii) a change in the expectations for such investment strategy; or (iii) a change in the investment or economic environment.

Investment Manager Monitoring

INVESTMENT MONITORING

The Grosvenor Portfolio Managers and certain other personnel within Grosvenor's Investments Department are responsible for staying abreast of current developments affecting Investment Managers and communicating their findings to the Investment Committee.

Grosvenor's research staff monitors certain aspects of Investment Manager performance and communicates from time to time with Investment Managers to review the performance of the Investment Funds managed by such Investment Managers and to discuss such Investment Managers' investment outlook.

Grosvenor obtains certain exposure-level information that enables the Investment Committee and the Grosvenor Portfolio Managers to analyze various investment strategies, markets and sectors on a "look-through" basis. Although Grosvenor does not require that Investment Managers provide position-level transparency, Investment Managers typically provide aggregated, portfolio-level information with respect to the invested positions and risk profiles of their Investment Funds. This information typically includes, but is not necessarily limited to, data related to each Investment Fund's long, short, gross and net exposure, industry sector and/or geographic exposure (where appropriate), concentration, and leverage. The information set provided by Investment Managers varies depending upon their investment strategy focus and investment style. This summary-level risk information is augmented through ongoing conversations with the Investment Manager and, together with such conversations, is intended to provide an overall view of the relevant Investment Fund's risk exposure.

Although the Grosvenor Portfolio Managers ordinarily make medium- to long-term commitments to Investment Managers on behalf of the Master Fund (in order to give the Investment Managers a reasonable opportunity to achieve their objectives), the Investment Committee may determine to terminate an existing Investment Manager based on any number of factors, such as:

     - disappointing performance relative to the Investment Committee's expectations for such Investment Manager or to other Investment Managers using the same general type of investment strategy;

     - excessive returns which may be indicative of risk taking inconsistent with the Investment Committee's expectations;

     -    deviation from stated investment strategy;

     -    deviation from area of expertise;

     -    significant revisions of reported results;

     - a change in circumstances regarding such Investment Manager, including:

          -    changes in such Investment Manager's investment process;

          -    complacency or "shell shock";

          -    changes in such Investment Manager's back-office operations;

          - changes in the type or amount of assets under the management of such Investment Manager;

          -    changes in the type(s) of products offered by such Investment
               Manager;

          -    changes in key personnel or development of personnel problems;

          - changes in the terms and conditions of investments in the Investment Fund(s) managed by such Investment Manager;

          -    new conflicts of interest affecting such Investment Manager;

          -    legal or ethical issues; and/or

          -    lack of or misleading disclosure; and

     - withdrawal of such Investment Manager's investment or withdrawal of investments by such Investment Manager's personnel;

in each case, as determined in Grosvenor's judgment.

These factors, either alone or in combination, are not necessarily grounds for immediate Investment Manager termination, but may lead the Investment Committee to place an Investment Manager on its "watch list," thereby triggering a thorough review of such Investment Manager. Ordinarily, no additional capital is allocated to an Investment Manager during such time as such Investment Manager is on the Investment Committee's "watch list." The Investment Committee may remove an Investment Manager from its "watch list" if the results of the review are favorable, or terminate the Investment Manager if the results of the review are unfavorable. The Investment Committee may also determine that developments at the Investment Manager should be followed more closely for a period of time before reaching a final decision. While Grosvenor may elect to terminate an Investment Manager, its ability to cause a Grosvenor-Managed Account such as the Master Fund to fully withdraw/redeem from such Investment Manager's Investment Fund(s) is determined by the investor liquidity provisions of such Investment Fund(s).

MONITORING OF NON-INVESTMENT OPERATIONS.

The Operational Due Diligence Team is responsible for staying abreast of current developments affecting the Investment Managers' personnel, infrastructure, operations and service providers, and communicates its findings to the Operations Committee.

The Operational Due Diligence Team monitors certain aspects of the Investment Managers' operations and stays in frequent communication with the Investment Managers in reviewing the timeliness and accuracy of the investment performance reports of the Investment Funds provided by such Investment Managers. Grosvenor's Finance Department has developed an ongoing investment manager monitoring program, utilized by the Operational Due Diligence Team, designed to
(i) identify inaccuracies in financial results and Investment Fund valuations reported by Investment Managers; (ii) identify changes in the Investment Managers' personnel, processes or systems that support the Investment Managers' operations; (iii) identify changes in third-party service providers such as administrators or auditors used by the Investment Managers; and (iv) determine the nature and extent of future due diligence procedures to perform.

The Operational Due Diligence Team, through its monitoring procedures described above, may identify issues that are not necessarily grounds for immediate Investment Manager termination, but may lead the Operations Committee to place an Investment Manager on its "close monitor list," thereby triggering a thorough operational review and heightened monitoring of such Investment Manager's operations. Ordinarily, without specific approval from the Operations Committee, no additional capital is allocated to an Investment Manager during such time as such Investment Manager is on the Operations Committee's "close monitor list." The Operations Committee may remove an Investment Manager from its "close monitor list" if the results of the review are favorable, or terminate the Investment Manager if the results of the review are unfavorable. The Operations Committee may also determine that developments at the Investment Manager should be followed more closely for a period of time before reaching a final decision.

The Operational Due Diligence Team is also responsible for:

     - consulting from time to time with Grosvenor's Legal Department in order to stay abreast of current legal developments affecting Investment Managers and their Investment Funds;

     - periodically updating background investigations into the key personnel of the Investment Managers; and

     -    communicating its findings to the Operations Committee.

Portfolio Adjustment

The Master Fund has a dynamic portfolio. The Grosvenor Portfolio Managers responsible for managing the Master Fund change the amounts they allocate to particular Investment Managers on behalf of the Master Fund from time to time based on factors such as:

     - the Investment Committee's approval of new investment strategies or termination of existing investment strategies;

     - the Investment Committee's approval of new Investment Managers or termination of existing Investment Managers;

     -    changes in the Master Fund's Investment Guidelines; and

     - such Grosvenor Portfolio Managers' ongoing analysis of Investment Manager allocations in light of the Master Fund's investment objectives.

(I) Modifications of Investment Process

The foregoing summarizes Grosvenor's investment process in effect as of the date of this Registration Statement. Grosvenor has modified its investment process from time to time in the past, and expects to continue to modify its investment process from time to time in the future. Such modifications may be material and may be made without notice to investors in the Master Fund.

(J) Limited Direct Investments

Grosvenor may from time to time invest the Master Fund's assets directly in the types of financial instruments in which Investment Funds invest ("Direct Investments"). Although Direct Investments may be made to recognize gains, Direct Investments are typically (i) for hedging purposes involving the purchase or sale of securities or derivatives to reduce certain exposures of the Master Fund (for example, the purchase of puts on the S&P 500 index) and (ii) for cash management purposes (for example, the purchase of high quality, fixed income securities, money market instruments, money market mutual funds, or cash or cash equivalents). Direct Investments are expected to be minimal in light of Grosvenor's focus on investing in Investment Funds.

RESTRICTED AND ILLIQUID INVESTMENTS

     Although it is anticipated that most Investment Funds will invest primarily in publicly traded securities, they generally may invest a portion of the value of their total assets in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

     Where registration is required to sell a security, an Investment Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Manager may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, an Investment Fund might obtain a less favorable price than prevailed when it decided to sell. Investment Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

     In addition, the Master Fund's interests in unregistered Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Master Fund may liquidate an interest and withdraw from an unregistered Investment Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Master Fund were it to have to sell interests at an inopportune time.

BORROWING

     The Fund and the Master Fund are authorized to borrow. The Fund and the Master Fund may borrow money for certain purposes, such as making payments to Investment Funds in accordance with the Master Fund's investment commitments and paying fees and expenses of the Fund and the Master Fund, subject to any limitations imposed by applicable law. The Fund and the Master Fund expect to borrow money from time to time on a short-term basis for liquidity purposes. All interest and other fees charged under any line of credit will be paid by the Fund or the Master Fund, as applicable. If the cash flows of the Master Fund are insufficient to meet required payments on this line of credit, the Master Fund could be forced to liquidate investments in Investment Funds at times or in amounts that are not advantageous to the Master Fund.

INCENTIVE ALLOCATION

          Each Investment Manager generally will receive performance-based allocations, expected to range from 15% to 25% of net profits. The performance-based allocation that will be received by an Investment Manager may create an incentive for the Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based allocation. In addition, because the performance-based allocation will be calculated on a basis that includes realized and unrealized appreciation of an Investment Fund's assets, the performance-based allocation may be greater than if it were based solely on realized gains. The fees and other expenses borne by the Master Fund, including the performance-based allocations indirectly payable by the Master Fund as a result of its investments in Investment Funds, are higher than those of other registered investment companies.

LIQUIDITY RISKS

          Interests are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Fund may offer to repurchase Interests from time to time, a Member may not be able to liquidate its Interest in the Fund for an extended period of time. The Adviser expects that it will recommend to the Board of Directors that the Fund offer to repurchase Interests from members no later than as of June 30, 2010, and, thereafter, four times each year, effective at the end of each calendar quarter.

DISTRIBUTIONS TO MEMBERS AND PAYMENT OF TAX LIABILITY

          The Fund does not intend to make periodic distributions of its net income or gains, if any, to Members. Whether or not distributions are made, Members are required each year to pay applicable Federal and state income taxes on their respective shares of the Fund's taxable income, and will have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Board of Directors.

SPECIAL RISKS OF MULTI-MANAGER STRUCTURE

          The Investment Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund, as an indirect investor in these Investment Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds. Although the Adviser receives detailed information from each Investment Manager regarding its investment performance and investment strategy. However, the Adviser may have little or no means of independently verifying this information. An Investment Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks that are not anticipated by the Adviser.

          The Master Fund relies primarily on information provided by Investment Managers in valuing its investments in Investment Funds and determining the value of Interests, and thus, there is a risk that inaccurate valuations provided by Investment Managers could indirectly adversely affect the value of Interests and the amounts Members receive upon the repurchase of Interests.

          For the Fund to complete its tax reporting requirements and to provide an audited annual report to Members, it must receive information on a timely basis from the Master Fund, which, in turn, receives such information from the Investment Managers. The Investment Manager's delay in providing this information could delay the Fund's preparation of tax information for investors, which might require Members to seek extensions on the time to file their tax returns, or could delay the preparation of the Fund's annual report.

          An investor who meets the conditions imposed by the Investment Managers, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly with the Investment Managers. By investing in the Investment Funds indirectly through the Fund, an investor bears a PRO RATA portion of the asset-based fee and other expenses of the Fund, a PRO RATA portion of the asset-based fees and other expenses of the Master Fund and also indirectly bears a PRO RATA portion of the asset-based fees, performance-based allocations and other expenses borne by the Master Fund as an investor in Investment Funds.

          Each Investment Manager receives any performance-based allocations to which it is entitled irrespective of the performance of the other Investment Managers and the Master Fund generally. Accordingly, an Investment Manager with positive performance may receive compensation from the Master Fund, and thus indirectly from the investors in the Fund, even if the Master Fund's overall returns are negative. Investment decisions of the Investment Funds are made by the Investment Managers independently of each other. As a result, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund. Consequently, the Master Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

          The Master Fund may make additional investments in or effect withdrawals from Investment Funds only at certain times pursuant to limitations set forth in the governing documents of the Investment Funds. Therefore, the Master Fund may not be able to withdraw its investment in an Investment Fund promptly after it has made a decision to do so, which may result in a loss to the Master Fund and adversely affect the Fund's investment return. Additionally, the Master Fund from time to time may have to invest some of its assets temporarily in money market securities or, subject to the limitations of the 1940 Act, money market funds, due to these limitations.

          The Master Fund expects to hold non-voting securities of an Investment Fund or irrevocably waive its right to vote some or all of its securities with respect to Investment Funds. It will therefore not be able to vote on matters that require the approval of the investors in the Investment Fund, including a matter that could adversely affect the Master Fund's investment in the Investment Fund.

          Investment Funds may be permitted to redeem their interests in kind. Thus, upon the Master Fund's withdrawal of all or a portion of its interest in an Investment Fund, the Master Fund may receive securities that are illiquid or difficult to value. In the event the Fund were to receive such securities from the Master Fund, it would be required to dispose of such securities immediately either through liquidation or by distributing such securities to Members in connection with a repurchase by the Fund of all or a portion of Interests of Members.

          A noncorporate investor's share of the Master Fund's investment expenses attributable to the Fund (including (i) asset-based fees at the Master Fund, Fund and the Investment Fund level, and (ii) performance-based allocations at the Investment Fund level) may be subject to certain limitations on deductibility for regular Federal income tax purposes and may be completely disallowed for purposes of determining the noncorporate investor's alternative minimum tax liability.

          The Master Fund may agree to indemnify certain of the Investment Funds and their Investment Managers from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the Interests.

OTHER CONSIDERATIONS

          Other investors in the Master Fund may alone or collectively acquire sufficient voting interests in the Master Fund to control matters relating to the operation of the Master Fund. If other investors control the Master Fund, it could adversely affect the Fund's ability to meet repurchase requests, which requires the cooperation of the Master Fund's board of directors, could result in a change to the Master Fund's investment objectives, or could have other adverse consequences to the Fund. As a result, the Fund could be required to withdraw its investment in the Master Fund or take other appropriate action. Any such withdrawal could result in an in-kind distribution of securities (as opposed to a cash distribution from the Master Fund). If securities and other noncash assets are distributed, the Fund would incur brokerage, tax, or other charges in converting those assets to cash.

MASTER-FEEDER STRUCTURES

          The Fund does not invest directly in individual securities. Instead, it invests substantially all of its investable assets in the Master Fund. The Master Fund, in turn, purchases, holds and sells investments in accordance with its investment objectives and policies. The Board of Directors of the Fund believes that the fees and expenses of the Fund (including its share of the fees and expenses of the Master Fund as an investor in the Master Fund) will be less than or approximately equal to the expenses that the Fund would incur if its assets were invested directly in securities and other investments. The Fund does not have the right to withdraw its investment in the Master Fund. Instead, it may do so only through periodic repurchases by the Master Fund of its interests in the Master Fund. This may limit the ability of the Fund to make offers to repurchase Interests. In addition, the Fund may receive securities and other investments from the Master Fund in lieu of cash when it withdraws capital from the Master Fund. The Fund will incur expenses in liquidating investments received in connection with any in-kind distributions. A change in the investment objectives, policies or restrictions of the Master Fund may cause the Fund to seek to have repurchased its interests in the Master Fund. Alternatively, the Fund could seek to change its investment objectives, policies or restrictions to conform to those of the Master Fund. The investment objectives and policies of the Master Fund may be changed without the approval of investors in the Master Fund (including the Fund). These investors may include other types of pooled investment vehicles that may or may not be investment companies registered under the 1940 Act.

ITEM 18. MANAGEMENT.

                                                               NUMBER OF
                                                               FUNDS IN
 NAME, AGE,      TERM OF                                         FUND          OTHER
AND POSITION    OFFICE AND                                      COMPLEX    DIRECTORSHIPS
  WITH THE      LENGTH OF         PRINCIPAL OCCUPATION         OVERSEEN       HELD BY
    FUND       TIME SERVED         DURING PAST 5 YEARS        BY MANAGER     DIRECTORS
------------   -----------   ------------------------------   ----------   -------------
                             DISINTERESTED DIRECTORS

                             OFFICERS WHO ARE NOT DIRECTORS


     The Directors will serve on the Board of Directors for terms of indefinite duration. A Director's position in that capacity will terminate if the Director is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Director may resign, subject to giving 90 days' prior written notice to the other Directors if such resignation is likely to affect adversely the tax status of the Fund, and may be removed either by vote of two-thirds (2/3) of the Directors not subject to the removal vote or by a vote of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director so long as immediately after the appointment at least two-thirds (2/3) of the Directors then serving have been elected by Members. The Board of Directors may call a meeting of Members to fill any vacancy in the position of a Director, and must do so within 60 days after any date on which Managers who were elected by Members cease to constitute a majority of the Directors then serving.

The following table sets forth certain information regarding the compensation expected to be received by the Directors who are not "interested persons" (as defined by the 1940 Act) of the Fund or the Adviser (the "Independent Directors ") from the Fund and from all registered investment companies for which the Adviser or its affiliates serve as investment adviser for the fiscal year ending March 31, 2010. No compensation is paid by the Fund to Directors who are "interested persons" (as defined by the 1940 Act) of the Fund or the Adviser. All of the Directors currently serving on the Board are Independent Directors.

                       COMPENSATION TABLE FOR FISCAL YEAR
                              ENDING MARCH 31, 2010

                                    Pension or          Estimated
                                Retirement Benefits       Annual      Total Compensation
                 Compensation   Accrued as Part of    Benefits Upon        from Fund
Name of Person     from Fund       Fund Expenses        Retirement         Complex*
--------------   ------------   -------------------   -------------   ------------------


* The total compensation paid by the Fund Complex is estimated for the fiscal year ending March 31, 2010. The parenthetical number represents the number of affiliated investment companies (including the Fund and the Master Fund) from which such person receives compensation. The "Fund Complex" consists of Excelsior Directional Hedge Fund of Funds Master Fund, LLC, Excelsior Multi-Strategy Hedge Fund of Funds (TI 2), Excelsior Multi-Strategy Hedge Fund of Funds (TE 2), LLC, Excelsior Directional Hedge Fund of Funds (TI), LLC, Excelsior Directional Hedge Fund of Funds (TE), LLC, Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC, Excelsior Absolute Return Fund of Funds, LLC, Excelsior Absolute Return Fund of Funds Master Fund, LLC, Excelsior Buyout Investors, LLC, UST Global Private Markets Fund, LLC, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC, Grosvenor Registered Multi-Strategy Fund (TE), LLC, the Master Fund and the Fund.

     The Board of Directors is expected to form an Audit Committee, comprised of the Independent Directors, which will be responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers and for acting as a liaison between the Fund's independent accountants and the Board

     The Fund is expected to pay each of the Independent Directors a per meeting fee of $500 for attendance at quarterly or special meetings of the Board of Directors (whether telephonic or in-person) and $1,000 for each Audit
Committee meeting (whether telephonic or in-person). In addition, each Independent Director will receive an annual retainer in the aggregate amount of $10,000 ($11,000 for the chairman of the Audit Committee) from the Fund, the Master Fund, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC and Grosvenor Registered Multi-Strategy Fund (TE), LLC, and Independent Directors are reimbursed for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund.

          The following table sets forth the dollar range of equity securities beneficially owned by each Director as of March 31, 2009.

                                            Aggregate Dollar Range of
                                             Equity Securities of All
                                              Registered Investment
                                              Companies Overseen by
                   Dollar Range of Equity     Director in Family of
Name of Director   Securities of the Fund      Investment Companies
----------------   ----------------------   -------------------------


     No Independent Director owns beneficially or of record any security of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Fund or the Adviser.

ITEM 19. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

     As the sole member of the Registrant, Steven L. Suss is deemed to be a control person of the Registrant. In addition, by virtue of Mr. Suss being an officer of the Adviser, the Adviser may be deemed a control person of the Registrant. However, Mr. Suss shall withdraw from the Fund immediately preceding the commencement of operations of the Fund and, thus, at such time, the Adviser would no longer be deemed a control person of the Registrant. For purposes of this item, "control" means (1) the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of a company; (2) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or (3) an adjudication under Section 2(a)(9) of the 1940 Act, which has become final, that control exists.

ITEM 20. INVESTMENT ADVISORY AND OTHER SERVICES.

     The Adviser is a Delaware corporation and is registered as an investment adviser under the Advisers Act. The Adviser serves as the investment adviser to registered investment companies and private investment companies. The offices of the Adviser are located at 100 Federal Street, Boston, Massachusetts 02110 and its telephone number is 866-921-7951.

     The Adviser is an indirect wholly-owned subsidiary of Bank of America. The Adviser and the companies controlling the Adviser (including Bank of America) may be deemed to "control" the Fund, as such term is defined by the 1940 Act.

     Bank of America, the Adviser and their affiliates are subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the "BHCA"), and to regulation by the Federal Reserve. None of Bank of America, the Adviser or any of their affiliates expects to control the Fund or the Master Fund for purposes of the BHCA. However, if Bank of America, directly or indirectly through its subsidiaries, makes capital contributions to the Fund or the Master Fund in an aggregate amount such that Bank of America may be deemed to control the Fund or the Master Fund for purposes of the BHCA, or if Bank of America is otherwise deemed to control the Fund or the Master Fund for purposes of the BHCA, the Fund or the Master Fund, as the case may be, may be subject to certain investment limitations and other limitations. For example, if Bank of America is deemed to control the Master Fund, the Master Fund may be unable to purchase securities of an Investment Fund (or other company) if the aggregate ownership of the Investment Fund by the Master Fund, when aggregated with the investments (if any) of Bank of America and its affiliates in such Investment Fund (or other company), equal 5% or more of the outstanding shares of any class of voting securities or 25% or more of the total equity (including subordinated debt) of the Investment Fund (or other company). In addition, other restrictions on the transactions and relationships between Bank of America, the Adviser and their affiliates, on the one hand, and the Fund or the Master Fund, on the other hand, may apply.

     The Board of Directors has selected [_____] ("[_____]") as the independent registered public accounting firm of the Fund. [_______]'s principal business address is located at [__________].

ITEM 21. PORTFOLIO MANAGERS

     Grosvenor's Investment Committee is responsible for overseeing the identification and evaluation of investment strategies and approving (or disapproving) the investment strategies in which the Master Fund may invest.

OTHER FUNDS AND ACCOUNTS MANAGED

     The table below provides information regarding the other accounts managed by the Investment Committee as of June 30, 2009:

                                                                  NUMBER OF
                                                                  ACCOUNTS       ASSETS MANAGED
                                                                 MANAGED FOR          FOR
                                                               WHICH ADVISORY   WHICH ADVISORY
                                   NUMBER OF                       FEE IS             FEE
                                    ACCOUNTS                    PERFORMANCE-    IS PERFORMANCE-
TYPE OF ACCOUNT                     MANAGED                       BASED(2)          BASED(3)
---------------                    ---------                   --------------   ---------------
DAVID B. SMALL
Registered Investment Companies        1        $450 million          1         $450 million
Other pooled investment vehicles      33         $18 billion         21         $6.3 billion
Other accounts                         1        $452 million          0         N/A

BRIAN A. WOLF
Registered Investment Companies        1        $450 million          1         $450 million
Other pooled investment vehicles      39       $19.4 billion         20         $6.1 billion
Other accounts                         1        $452 million          0         N/A

DAVID S. RICHTER
Registered Investment Companies        1        $450 million          1         $450 million
Other pooled investment vehicles      43       $19.7 billion         22         $6.4 billion
Other accounts                         1        $452 million          0         N/A

MICHAEL J. SACKS (4)
Registered Investment Companies        0       N/A                  N/A         N/A
Other pooled investment vehicles       5        $5.7 billion          1         $804 thousand
Other accounts                         0       N/A                  N/A         N/A

(1) For purposes of this column, "master-feeder" structures, which may include multiple "feeder" funds, are counted as one account.

(2) For purposes of this column, "feeders" into a "master fund" are counted as individual accounts where they have performance-based fees.

(3) Total AUM for each account is included. Note, however, that in some accounts, some investors may not be subject to performance-based fees.

(4) Michael J. Sacks, Grosvenor's Chief Executive Officer, is not a member of the Investment Committee, but has veto power over all decisions made by the Investment Committee.

     COMPENSATION STRUCTURE. Mr. Sacks and the members of the Investment Committee each receive a fixed base salary as well as an annual bonus based upon the success of the firm. In addition, each holds an equity participation, which entitles him to distributions. Compensation is not based upon the performance or net asset value of the Fund or any of the other accounts managed by the Investment Committee.

     OWNERSHIP BY PORTFOLIO MANAGERS. As of the date of this Registration Statement, none of the individuals at Grosvenor responsible for the day-to-day investment management of the Master Fund owns any interests in the Master Fund.

CONFLICTS OF INTEREST. Grosvenor is subject to significant conflicts of interest in managing the business and affairs of the Master Fund and in making investment decisions for the Master Fund. Such conflicts could affect Grosvenor's objectivity and the performance of the Master Fund. Certain of these conflicts are described below.

GENERAL

     Grosvenor and its related persons (which, for purposes of this section, include persons who are either currently or formerly related to Grosvenor) will not devote their full business time to the business and affairs of the Master Fund. Grosvenor and its related persons are free to engage in any other business or act as investment adviser to or investment manager of any other person or entity, whether or not having investment objectives similar to those of the Master Fund, on terms (including terms relating to fees and liquidity) that are the same as or different from those available to the investors in the Master Fund. Nothing in the governing documents of the Master Fund limits or restricts the right of Grosvenor and its related persons to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     Grosvenor and its related persons are currently involved in, and may in the future become involved in, other business ventures, including: (i) investing in, entering into fee-, revenue- and/or profit-sharing agreements ("Fee Sharing Agreements") with, operating and/or managing other investment management or investment advisory firms ("Related Investment Management Firms"); and (ii) managing and/or administering other investment funds and accounts. The Master Fund will not share in the risks or rewards of such other ventures. Further, such other ventures will both compete with the Master Fund for the time and attention of Grosvenor and its related persons and potentially create additional conflicts of interest or raise other special considerations, as described more fully below. In addition, Grosvenor and its related persons, in investing and trading for accounts (including their proprietary accounts) other than the Master Fund, may make use of information obtained by them in the course of investing for the Master Fund. Grosvenor and its related persons will have no obligation to compensate the Master Fund in any respect for their receipt of such information or to account to the Master Fund for any profits earned from their use of such information.

     Grosvenor personnel may discuss investment ideas with portfolio managers at firms other than Grosvenor. Such discussions may be mutually beneficial, but may under certain circumstances benefit third-parties with information developed in connection with operating the Master Fund (and for which the Master Fund has paid to develop). It is also possible that such discussions could ultimately prove to be detrimental to the Master Fund, although Grosvenor considers that possibility to be unlikely.

DIFFERENCES IN GROSVENOR-MANAGED ACCOUNTS

     Grosvenor and its related persons currently manage or advise numerous Grosvenor-Managed Accounts in addition to the Master Fund, and expect to manage or advise additional Grosvenor-Managed Accounts in the future. Certain of the Grosvenor-Managed Accounts have or will have investment objectives that are identical or substantially similar to those of the Master Fund. It is not anticipated, however, that the Master Fund and other Grosvenor-Managed Accounts having identical or substantially similar investment objectives will have identical or substantially similar investment portfolios. Differing investment portfolios can be expected to result from several factors, including, without limitation, the following:

     - different investment decisions made by the different Grosvenor Portfolio Managers assigned to the different Grosvenor-Managed Accounts;

     - regulatory and/or tax restrictions that apply to certain Grosvenor-Managed Accounts but not to others;

     - investment constraints imposed by the Investment Managers on certain Grosvenor-Managed Accounts but not on others;

     - the availability of particular Investment Funds for investment by Grosvenor-Managed Accounts at certain times but not at others;

     - different risk/return characteristics (notwithstanding that such Grosvenor-Managed Accounts generally have similar investment objectives);

     - client-imposed portfolio management restrictions and/or other client instructions; and

     - the amount of cash available for investment by different Grosvenor-Managed Accounts at certain times.

     As a result of factors such as these, the Master Fund may have a different investment portfolio (and, as a result, different performance results) from other Grosvenor-Managed Accounts even though the Master Fund and such other Grosvenor-Managed Accounts may have identical or substantially similar investment objectives.

     The Master Fund and other Grosvenor-Managed Accounts may be managed by different Grosvenor Portfolio Managers even though the Master Fund and such other Grosvenor-Managed Accounts may have identical or substantially similar investment objectives. Grosvenor Portfolio Managers are authorized to invest the assets of the Grosvenor-Managed Accounts for which they have investment responsibility in a wide range of Investment Funds. As a result, it is expected that the Master Fund and other Grosvenor-Managed Accounts will have different investment portfolios resulting from different investment decisions made by their respective Grosvenor Portfolio Managers, even if they have identical or substantially similar investment objectives. Further, the factors described above are likely to result in different portfolios for Grosvenor-Managed Accounts that are managed by the same Grosvenor Portfolio Managers, even though such Grosvenor-Managed Accounts have identical or substantially similar investment objectives.

     Regulatory and/or tax restrictions may prohibit the Master Fund from participating in investment opportunities that are available to one or more other Grosvenor-Managed Accounts. For example, certain Grosvenor Parties or their advisory clients (including other Grosvenor-Managed Accounts) have Fee Sharing Agreements with certain "early-stage" or "start-up" investment management firms ("Emerging Managers") pursuant to which they share in the fees, revenues and/or profits of such Emerging Managers in exchange for "seeding" the Emerging Managers' operations. Also, as discussed above, Grosvenor Parties or their advisory clients (including other Grosvenor-Managed Accounts) have invested or may invest in, have entered into or may enter into Fee Sharing Agreements with, may operate and/or may manage Related Investment Management Firms. In certain cases, arrangements with Emerging Managers or Related Investment Management Firms enable Grosvenor Parties and their advisory clients to invest in Investment Funds sponsored by such Emerging Managers or Related Investment Management Firms on terms that are more favorable than those otherwise available to clients of such Emerging Managers or Related Investment Management Firms. Grosvenor does not intend to cause the Master Fund to enter into Fee Sharing Agreements with Emerging Managers or Related Investment Management Firms. Grosvenor does not intend to allocate the Master Fund's assets to any Emerging Manager or Related Investment Management Firm in which any of the Grosvenor Parties has an investment or with whom any of Grosvenor Parties has a Fee Sharing Agreement.

     Similarly, the Investment Managers of the Investment Funds in which the Master Fund wishes to invest may impose investment restrictions on the Master Fund but not on other Grosvenor-Managed Accounts. Such restrictions could render the Master Fund ineligible to invest, in whole or in part, in an Investment Fund in which one or more other Grosvenor-Managed Accounts are free to invest, to the possible detriment of the Master Fund.

MULTIPLE GROSVENOR-MANAGED ACCOUNTS INVESTING IN THE SAME INVESTMENT FUND

     A number of different Grosvenor-Managed Accounts (and persons associated with Grosvenor) may invest or be invested in the same Investment Fund at the same time (although such parties may have made their respective investments in such Investment Fund at different times and, accordingly, may experience different investment results in connection with such investments). The ability of these different Grosvenor-Managed Accounts (and persons associated with Grosvenor) to withdraw/redeem from such Investment Fund may differ materially due to the timing of their respective investments in such Investment Fund, the different classes of interest in such Investment Fund in which they invest, special arrangements negotiated with the Investment Manager of such Investment Fund and/or other factors. The reasons why the various different Grosvenor-Managed Accounts (or persons associated with Grosvenor) may wish or be compelled to withdraw/redeem from a particular Investment Fund also may differ materially. Similarly, the ability of the Grosvenor-Managed Accounts (or persons associated with Grosvenor) to invest in a particular Investment Fund also may differ materially.

     Withdrawals/redemptions or subscriptions by one or more Grosvenor-Managed Accounts (and/or by persons associated with Grosvenor) from or to a particular Investment Fund could in certain cases adversely affect other Grosvenor-Managed Accounts that are invested in such Investment Fund. Significant withdrawals/redemptions or subscriptions could, for example, cause portfolio damage, portfolio dilution, depletion of liquidity, costly portfolio rebalancings, imposition of withdrawal "gates" and under-allocation to certain positions. In cases such as these, Grosvenor would have a conflict of interest in making withdrawals/redemptions or subscriptions for the Grosvenor-Managed Accounts. This conflict of interest could be exacerbated in situations where one or more Grosvenor-Managed Accounts may withdraw/redeem from a particular Investment Fund as of a date as of which one or more other Grosvenor-Managed Accounts are not able to do so. For example, certain Grosvenor-Managed Accounts may have invested in a particular Investment Fund pursuant to a "lock-up" that has expired, whereas one or more other Grosvenor-Managed Accounts may still be subject to "lock-ups" in connection with their investments in such Investment Fund because they either (i) purchased their interests in such Investment Fund subsequent to the time that such other Grosvenor-Managed Accounts purchased their interests in such Investment Fund or (ii) opted for liquidity classes in such Investment Fund that are different from the liquidity classes owned by such Grosvenor-Managed Accounts. In addition, certain withdrawal/redemption "gates" are, for example, calculated based on withdrawals/redemptions during an entire quarter or other period, so that one or more Grosvenor-Managed Accounts' withdrawals/redemptions (and/or those of persons associated with Grosvenor) during a quarter could cause the gate to prevent one or more other Grosvenor-Managed Accounts withdrawing/redeeming at quarter-end, whereas the earlier withdrawals/redemptions are unaffected. Alternatively, certain Grosvenor-Managed Accounts may not be in a position to invest in an Investment Fund--due to lack of available cash, position concentration limits or other reasons--at the same time that other Grosvenor-Managed Accounts (and/or persons associated with Grosvenor) are able to do so, perhaps at a net asset value that Grosvenor believes is attractive from an investment standpoint. Grosvenor's management of one or more Grosvenor-Managed Accounts' investments in a particular Investment Fund could be adversely affected by Grosvenor's decision-making with respect to one or more other Grosvenor-Managed Accounts that are also invested in such Investment Fund.

"AGGREGATION" OF GROSVENOR-MANAGED ACCOUNTS

     In certain cases, Investment Funds may permit Grosvenor to "aggregate" some or all of the Grosvenor-Managed Accounts invested in such Investment Fund I.E., all investments made by such Grosvenor-Managed Accounts will be treated as if they had been made by the same investor. Under arrangements such as these, certain Grosvenor-Managed Accounts could make complete withdrawals/redemptions under an individual investor "gate" provided that other Grosvenor-Managed Accounts did not withdraw/redeem, as the former Grosvenor-Managed Accounts could make use of the withdrawal/redemption capacity allocable to the entire "aggregation group." Grosvenor thus has a conflict of interest in allocating "gate" capacity and other investment attributes among the Grosvenor-Managed Accounts included in the same "aggregation group." For example, if a Grosvenor-Managed Account that is part of an "aggregation group" were to receive significant withdrawal/redemption requests, require liquidity for other reasons or rebalance its portfolio, it could withdraw/redeem from an aggregate investment and reduce withdrawal/redemption capacity for other members of the "aggregate group."

     In the case of certain Investment Funds, Grosvenor is able to negotiate favorable business terms with their Investment Managers, but often on the condition that the Grosvenor-Managed Accounts, collectively, maintain an aggregate minimum level of invested capital (I.E., capital invested by all Grosvenor-Managed Accounts) in a given Investment Fund or group of Investment Funds managed by the same Investment Manager. The need to maintain an aggregate minimum investment by all Grosvenor-Managed Accounts in a particular Investment Fund or group of Investment Funds managed by the same Investment Manager in order to retain favorable business terms for all Grosvenor-Managed Accounts that invest in such Investment Fund(s) creates a conflict of interest in that it creates an incentive for Grosvenor to cause a Grosvenor-Managed Account to invest in or not to withdraw/redeem from a given Investment Fund (or instead of withdrawing/redeeming, to transfer an interest in such Investment Fund to another Grosvenor-Managed Account, which might not otherwise have invested in such Investment Fund) in order to maintain the minimum threshold investment. Grosvenor proprietary capital--whether invested directly in an Investment Fund or through a Grosvenor-Managed Account--may be among the capital which benefits from the minimum investment threshold being maintained, creating an additional conflict of interest.

TRANSFERS OF INTERESTS IN INVESTMENT FUNDS

     The Grosvenor Portfolio Managers for one or more Grosvenor-Managed Accounts (each, a "Divesting Account") may determine that it is appropriate for such Divesting Accounts to dispose of (or decrease) their investments in a particular Investment Fund as of a particular date, while the Grosvenor Portfolio Managers for one or more other Grosvenor-Managed Accounts (each, an "Investing Account") may determine that it is appropriate for such Investing Accounts to invest (or increase their investments) in such Investment Fund as of the same date. In certain cases, Grosvenor will implement decisions such as these by causing a Divesting Account to withdraw/redeem its interest from an Investment Fund at the net asset value thereof (as calculated and reported by the Investment Manager of such Investment Fund), and simultaneously causing an Investing Account to invest in an interest in such Investment Fund at the net asset value thereof. In other cases, Grosvenor will implement such decisions by causing a Divesting Account to assign its interest in an Investment Fund to an Investing Account in exchange for a cash payment from the Investing Account equal to the reported net asset value if the interest being assigned to the Investing Account (as calculated and reported by the Investment Manager of such Investment Fund).

For purposes of convenience:

     - Grosvenor refers to transactions of the types described above as "transfers" (even though the first types of transactions described above do not involve any transfer between the affected Grosvenor-Managed Accounts, but only a divestment from an Investment Fund by one or more Grosvenor-Managed Accounts and a substantially simultaneous investment in such Investment Fund by one or more other Grosvenor-Managed Accounts);

     - Grosvenor refers to a transaction in which a Divesting Account withdraws/redeems its interest from an Investment Fund (in whole or in part) at the net asset value thereof, while an Investing Account substantially simultaneously invests (or increases its investment) in such Investment Fund, as a "cash transfer;" and

     - Grosvenor refers to a transaction in which a Divesting Account assigns its interest in an Investment Fund (in whole or in part) at the net asset value thereof to an Investing Account, as a "book entry transfer."

In no instance does any party, including Grosvenor or the Investment Manager of any affected Investment Fund, receive any additional compensation specifically as a result of any cash transfer or book entry transfer. However, the practice of engaging in cash transfers could create certain risks for investors/participants in affected Grosvenor-Managed Accounts.

     For example, in certain cases, Grosvenor is able to negotiate arrangements with Investment Managers--either at the inception of Grosvenor's relationship with an Investment Manager or on a case-by-case basis after Grosvenor has established such a relationship--that permit a Grosvenor-Managed Account that is the "cash transferee" of an interest in such Investment Manager's Investment Fund to "stand in the shoes" of the transferor Grosvenor-Managed Account for purposes of determining such business terms as the duration of any "lock-up period," the continuation of any performance/incentive fee or other performance/incentive compensation "loss carryforwards," the applicability of withdrawal charges, ETC. Grosvenor generally intends to take advantage, to the fullest extent permitted by law, of the ability of transferee Grosvenor-Managed Accounts to receive "carryover" business terms. In certain cases, however, regulatory considerations may prohibit Grosvenor from effecting transactions in which business terms are carried over from the transferor Grosvenor-Managed Account to the transferee Grosvenor-Managed Account. For example, ERISA (defined below) does not permit any such "carryover" business terms to apply in the case of transfers of interests in Investment Funds by Grosvenor-Managed Accounts that are subject to ERISA to any other Grosvenor-Managed Accounts, regardless of whether the transferee Grosvenor-Managed Accounts are subject to ERISA. ERISA, however, does not appear to prohibit "carryover" business terms applying in the case of transfers from Grosvenor-Managed Accounts that are not subject to ERISA to Grosvenor-Managed Accounts that are subject to ERISA.

     Further, in cases where there is "limited capacity" in a particular Investment Fund that Grosvenor determines to be an attractive investment opportunity and if Grosvenor has any reason to favor a particular
Grosvenor-Managed Account over another Grosvenor-Managed Account, there is an incentive for Grosvenor to cause the "unfavored" Grosvenor-Managed Account to transfer its interest in such Investment Fund to the "favored" Grosvenor-Managed Account.

     Similarly (and regardless of whether there is "limited capacity" in a particular Investment Fund), if the fee structure of a particular Grosvenor-Managed Account is more favorable to Grosvenor than the fee structure of another Grosvenor-Managed Account, the ability to cause such Grosvenor-Managed Accounts to participate in "carryover" transfers of interests in such Investment Fund creates an incentive for Grosvenor to cause the account having an "unfavorable" fee structure to transfer a "winning" position to the account having a "favorable" fee structure, or to cause the account having a "favorable" fee structure to transfer a "losing" position to the account having an unfavorable fee structure.

INVESTMENTS BY GROSVENOR, ITS RELATED PERSONS AND GROSVENOR-MANAGED ACCOUNTS

     Grosvenor and its related persons may invest in Grosvenor-Managed Accounts. In addition, Grosvenor, its related persons and one or more Grosvenor-Managed Accounts may place assets under the management of, or otherwise procure investment advisory or investment management services from, any Investment Manager directly or indirectly used by one or more other Grosvenor-Managed Accounts, including the Master Fund. Without limiting the generality of the foregoing, Grosvenor, its related persons and one or more Grosvenor-Managed Accounts may invest in, or withdraw/redeem investments from, an Investment Fund in which the Master Fund and/or one or more other Grosvenor-Managed Accounts are invested, from which they are withdrawing/redeeming their investments or in which they are not invested.

     In certain instances, Grosvenor may be required to allocate limited investment opportunities in Investment Funds among Grosvenor, its related persons, the Master Fund and other Grosvenor-Managed Accounts. Grosvenor has developed policies and procedures for allocating limited investment opportunities in a manner that it believes to be equitable to Grosvenor, its related persons and the Grosvenor-Managed Accounts (including the Master Fund). Under these policies and procedures, to the extent that Grosvenor, its related persons and one or more Grosvenor-Managed Accounts (each of the foregoing, a "Participating Account") wish to invest in a particular Investment Fund (and have funds available to make such investment) but such Investment Fund has "limited capacity" and is willing to accept only a portion of the aggregate investment that Grosvenor, its related persons and such Grosvenor-Managed Account(s) wish to make, the aggregate capacity made available by such Investment Fund to the Participating Accounts generally is allocated to each Participating Account in the proportion that the amount such Participating Account wishes to invest bears to the aggregate amount that all Participating Accounts wish to invest, subject to certain exceptions set forth in such policies and procedures. Grosvenor and its related persons also may participate in limited investment opportunities through their investments in Grosvenor-Managed Accounts that participate in such opportunities. In certain cases, Grosvenor may determine that it and/or its related persons shall not directly participate in an Investment Fund that has "limited capacity" unless and until all Grosvenor-Managed Accounts that wish to invest in such Investment Fund (including, for this purpose, Grosvenor-Managed Accounts in which Grosvenor and/or its related persons participate) have invested the full amount of capital they wish to invest in such Investment Fund.

     Grosvenor, its related persons and one or more Grosvenor-Managed Accounts that place assets under the management of, or otherwise procure investment advisory or investment management services from, any Investment Manager directly or indirectly used by the Master Fund and/or one or more other Grosvenor-Managed Accounts may do so on terms (including terms relating to fees and liquidity) that are more advantageous than those applicable to the investments that may be made by the Master Fund and/or such other Grosvenor-Managed Account(s) with such Investment Manager. To the extent that Grosvenor or its related persons invest with a given Investment Manager on terms that are more advantageous than those on which the Master Fund and/or one or more other Grosvenor-Managed Accounts may invest with such Investment Manager, Grosvenor and its related persons may have an incentive to maintain or increase the investment by the Master Fund and such other Grosvenor-Managed Accounts with such Investment Manager in order to obtain and/or maintain such advantageous terms for the benefit of Grosvenor and its related persons.

     Grosvenor and its related persons may from time to time invest, for their respective proprietary accounts, in early-stage Investment Funds (including Non-Advised Funds, as defined below), at times when investments in such Investment Funds would not be appropriate for the Master Fund or other Grosvenor-Managed Accounts. If Grosvenor should subsequently determine, in accordance with its then-current criteria applicable to the selection of Investment Funds for the Grosvenor-Managed Accounts, that such an Investment Fund is an appropriate investment for the Grosvenor-Managed Accounts, Grosvenor and its related persons will not be required to restructure the terms on which they invest in such Investment Fund in order to make investments in such Investment Fund available to the Master Fund if, for regulatory or other reasons, the Master Fund would be (or, in Grosvenor's reasonable determination, may be) precluded from investing in such Investment Fund in the absence of such restructuring.

     Grosvenor and its related persons may from time to time invest, for their respective proprietary accounts, in certain investment funds that are administered, but not advised, by Grosvenor (the "Non-Advised Funds") and from which they receive administrative or similar fees. In many cases, such investments may be made at times when investments in the Non-Advised Funds are not appropriate for Grosvenor-Managed Accounts. If Grosvenor should subsequently determine, in accordance with its then-current criteria applicable to the selection of Investment Funds for the Grosvenor-Managed Accounts, that such a Non-Advised Fund is an appropriate investment for the Grosvenor-Managed Accounts, Grosvenor may cause the Master Fund and/or one or more other Grosvenor-Managed Accounts to invest in such Non-Advised Fund even though Grosvenor continues to receive administrative or similar fees from such Non-Advised Fund. Moreover, Grosvenor will not be required to reduce, eliminate or restructure the administrative or similar fees it receives from such Non-Advised Fund in order to make investments in such Non-Advised Fund available to the Master Fund if, for regulatory or other reasons, the Master Fund would be (or, in Grosvenor's reasonable determination, may be) precluded from investing in such Non-Advised Fund in the absence of such fee reduction, elimination or restructuring.

POSSIBLE INCENTIVE TO FAVOR ONE OR MORE GROSVENOR-MANAGED ACCOUNTS OVER THE MASTER FUND

     A Grosvenor Portfolio Manager might have an incentive to favor one or more Grosvenor-Managed Accounts over the Master Fund (for example, with regard to the selection of Investment Funds for those Grosvenor-Managed Accounts or the allocation of investment opportunities in Investment Funds that have limited investment capacity), because the "favored" Grosvenor-Managed Accounts might pay Grosvenor more for its services than the Master Fund. Similarly, a Grosvenor Portfolio Manager may have an incentive to favor one or more Grosvenor-Managed Accounts over the Master Fund if such Grosvenor Portfolio Manager has a personal investment in such "favored" Grosvenor-Managed Accounts. No assurance can be given that (i) the Master Fund will participate in all investment opportunities in which other client or proprietary accounts of Grosvenor and its related persons participate, (ii) particular investment opportunities allocated to client or proprietary accounts of Grosvenor and its related persons other than the Master Fund will not outperform investment opportunities allocated to the Master Fund, or (iii) the Master Fund, on the one hand, and other similarly-situated client and proprietary accounts of Grosvenor and its related persons, on the other hand, will receive equal or similar treatment.

DIFFERENT REPORTING PACKAGES

     Different participants in the Grosvenor-Managed Accounts, as well as certain other persons (including persons who currently have, or who previously have had, a direct or indirect interest in Grosvenor or who otherwise currently are, or who previously have been, associated with Grosvenor), receive oral and/or written reports from Grosvenor that differ in form, substance, level of detail, timing and/or frequency, based on factors such as: (i) the size of their investments in the Grosvenor-Managed Accounts; (ii) requests for specific types of information made by such participants or persons acting on their behalf;
(iii) negotiations between Grosvenor and such participants or other persons acting on their behalf; and/or (iv) Grosvenor's internal assessment of the likely reporting needs of such participants or of persons acting on their behalf.

     In particular, certain reports may include information relating to Investment Funds in which the Grosvenor-Managed Accounts, including the Master Fund, invest (or in which they are contemplating an investment).

     Grosvenor ordinarily does not place restrictions on a recipient's use of the information contained in such reports. A recipient could, for example, use information that has not been provided to other recipients to determine whether to:

     - withdraw/redeem from a Grosvenor-Managed Account or increase its investment in a Grosvenor-Managed Account;

     - invest directly in Investment Funds in which the Grosvenor-Managed Accounts, including the Master Fund, are invested (or in which they are contemplating investments), potentially in competition with the Grosvenor-Managed Accounts, including the Master Fund; or

     - withdraw/redeem from Investment Funds in which the Grosvenor-Managed Accounts, including the Master Fund, are invested (or from which they are contemplating withdrawing/redeeming their investments), potentially to the detriment of the Grosvenor-Managed Accounts, including the Master Fund.

RECEIPT OF SENSITIVE INFORMATION

     Grosvenor may from time to time receive, from Investment Managers of the Investment Funds in which the Grosvenor-Managed Accounts invest, information that is not generally known to other investors in such Investment Funds. In these cases, legal or regulatory constraints could prevent Grosvenor from acting in the manner in which it otherwise would act on behalf of one or more Grosvenor-Managed Accounts, including the Master Fund.

PROXY VOTING

     Grosvenor has developed certain policies and procedures to manage the conflicts of interest that may arise in connection with voting proxies on behalf of the Master Fund and the other Grosvenor-Managed Accounts. These policies and procedures are summarized in Schedule F of Part II of Grosvenor's SEC Form ADV.

TRADE AND CLERICAL ERRORS

     Subject to the considerations set forth below, Grosvenor is under no obligation to reimburse the Master Fund for any errors or mistakes made by Grosvenor, its employees or agents with respect to Grosvenor's placing or executing trades for the Master Fund or for any other administrative or clerical errors or mistakes made by the foregoing (collectively, "Trade or Clerical Errors"), as Grosvenor considers such errors and mistakes to be a cost of doing business. However, pursuant to the standard of care provisions of the governing documents of the Master Fund, Grosvenor will be obligated to reimburse the Master Fund for losses sustained by the Master Fund as a result of any Trade or Clerical Error that is caused by Grosvenor's failure to adhere to the standard of care set forth in such provisions. Grosvenor, subject to its fiduciary obligations, will determine: (i) whether or not any Trade or Clerical Error is required to be reimbursed in accordance with such standard of care provisions; and (ii) if so, the extent of the loss that has been incurred by the Master Fund. Grosvenor has an inherent conflict of interest with respect to determining whether or not a Trade or Clerical Error is required to be reimbursed in accordance with the applicable standard of care provisions and with respect to determining the extent of the loss that has been incurred by the Master Fund. If a Trade or Clerical Error occurs other than as a result of Grosvenor's failure to adhere to the applicable standard of care, Grosvenor, in its sole discretion, reserves the right to reimburse the Master Fund for any losses sustained by the Master Fund as a result of such Trade or Clerical Error. Grosvenor's reimbursement of the Master Fund for a Trade or Clerical Error in such a situation will not constitute a waiver of Grosvenor's general policy to cause the Master Fund to bear the losses associated with other Trade or Clerical Errors that occur other than as a result of Grosvenor's failure to adhere to the applicable standard of care. Any net gain resulting from Trade or Clerical Errors will be for the benefit of the Master Fund and will not be retained by Grosvenor.

OTHER CONSIDERATIONS

     Grosvenor ordinarily will not cause the Master Fund to incur brokerage commissions in connection with its investments in Investment Funds (which are, and are expected to continue to be, the primary focus of the Master Fund's investment activities). However, Grosvenor may from time to time cause the Master Fund to: (i) engage in limited hedging transactions; (ii) make Direct Investments; and/or (iii) invest in bank demand deposit accounts and/or high-quality, short-term instruments that earn interest at competitive rates (and/or in commingled investment products (E.G., "money market" funds) that invest in such instruments). In these cases, Grosvenor will have the authority to determine the financial intermediaries to be used in connection with such transactions and to negotiate the amount of commission or other compensation to be paid to such intermediaries in connection with such transactions. Grosvenor will negotiate such compensation on a case-by-case basis and will not seek to obtain products, research or services other than transactional services from such intermediaries.

     Certain of the Investment Funds in which the Master Fund invests may hold notes or other securities issued from time to time by Grosvenor, and Grosvenor may be aware that such Investment Funds do so. The fact that certain Investment Funds may hold notes or other securities issued by Grosvenor could, under certain facts and circumstances, potentially alter Grosvenor's objectivity in determining whether or not to invest in such Investment Funds and/or whether or not to withdraw/redeem from such Investment Funds. Grosvenor, however, does not expect that it would ever make portfolio management decisions for the Master Fund that would be different from the decisions it would make for the Master Fund if such potential conflict did not exist.

     Grosvenor and its principals, and the Investment Managers and their principals, may engage in philanthropic activities through contributions of their time and/or financial resources to charitable organizations. Grosvenor and its principals, on the one hand, and the Investment Managers and their principals, on the other hand, may from time to time ask each other to participate in their respective philanthropic activities. Grosvenor and its principals, and the Investment Managers and their principals, are free to participate in philanthropic opportunities brought to their attention by one another. Under no circumstances will such participation or lack thereof be a factor in Grosvenor's investment management process.

     Similarly, Grosvenor and its principals, and investors in Grosvenor-Managed Accounts and their principals, may engage in philanthropic activities through contributions of their time and/or financial resources to charitable organizations. Grosvenor and its principals, on the one hand, and investors in Grosvenor-Managed Accounts and their principals, on the other hand, may from time to time ask each other to participate in their respective philanthropic activities. Grosvenor and its principals, and investors in Grosvenor-Managed Accounts and their principals, are free to participate in philanthropic opportunities brought to their attention by one another. Under no circumstances will such participation or lack thereof be a factor in Grosvenor's investment management process.

     Grosvenor has frequent interaction with consultants and financial advisors who represent prospective and existing investors in the Grosvenor-Managed Accounts, including investors that are subject to ERISA. Grosvenor does not pay these consultants or financial advisors to recommend any Grosvenor-Managed Account to their clients. However, consultants and financial advisors have from time to time invited Grosvenor and its principals to participate in particular philanthropic activities, and can be expected to continue to do so in the future. Grosvenor has participated in such philanthropic activities in the past and can be expected to continue to do so in the future. Under no circumstances will such participation or lack thereof be a factor in Grosvenor's investment management process.

     Grosvenor from time to time provides meals and entertainment to persons associated with consultants, financial advisors, clients and prospective clients. In certain cases, Grosvenor may provide such meals and entertainment to clients or prospective clients at the request of consultants, financial planners or other third-parties.

     Grosvenor may from time to time compensate unaffiliated third-parties in connection with Grosvenor's participation in investor introduction conferences sponsored by such third-parties in which Grosvenor meets with prospective investors introduced to Grosvenor by such third-parties.

     Grosvenor may from time to time enter into arrangements with consulting firms that represent existing and prospective clients, pursuant to which such consulting firms provide Grosvenor certain performance or other data on the "fund of funds" industry. Grosvenor may compensate such consulting firm for such services on an annual flat-fee or other basis. In no event will Grosvenor enter into any such arrangement unless it first determines to its reasonable satisfaction that the firm that provides services to Grosvenor for compensation from Grosvenor discloses that fact to all clients to whom it recommends Grosvenor.

     Persons associated with Grosvenor may be related by blood or marriage to, or otherwise have personal relationships with, persons associated with consulting firms. In certain cases, such persons associated with consulting firms may be responsible for: (i) analyzing and/or monitoring "fund of funds" investment managers on behalf of such consulting firms; (ii) recommending "fund of funds" investment managers to the investment committees or similar governing committees of such consulting firms; (iii) selecting the "funds of funds" investment managers that such consulting firms will present to their clients as potential managers of such clients' assets; (iv) recommending particular "fund of funds" investment managers to clients of such consulting firms; (v) recommending that clients of such consulting firms continue to retain the services of, or discharge, "fund of funds" investment managers; and/or (vi) otherwise playing an instrumental role in the process whereby clients of such consulting firms select, and/or retain or discharge, "fund of funds" investment managers. In cases where persons associated with consulting firms have one or more responsibilities of the types described above and are related by blood or marriage to, or otherwise have personal relationships with, persons associated with Grosvenor, such persons may have an incentive to select Grosvenor as a potential manager of the assets of clients of such consulting firms, to recommend Grosvenor to clients of such consulting firms and/or to recommend that clients of such consulting firms continue to utilize Grosvenor's services. Grosvenor believes that is the responsibility of consulting firms to recuse interested individuals or take other appropriate steps to protect the integrity of their decision-making processes, and to make appropriate disclosures of potential conflicts of interest to their clients. Grosvenor urges prospective investors who utilize the services of consulting firms to inquire of such consulting firms whether they are subject to such a conflict of interest.

GROSVENOR'S FIDUCIARY DUTIES

     Grosvenor has fiduciary duties to the Master Fund to act in good faith and with fairness in all its dealings with the Master Fund. Grosvenor will take such duties into account in dealing with all actual and potential conflicts of interest.

THE INVESTMENT MANAGERS

     The Investment Managers are likely to be subject to many of the same types of conflicts of interest to which Grosvenor is subject. For example, the Investment Managers may be involved in other business ventures, including the management and/or administration of other investment funds and accounts whose investment objectives are identical or substantially similar to those of the Investment Funds. The Master Fund will not share in the risks or rewards of such other ventures. In addition, such other ventures will compete with the relevant Investment Funds for the time and attention of the relevant Investment Managers, and might create additional conflicts of interest or raise other special considerations.

     The Investment Managers have responsibility for investing the capital allocated to them. The Investment Managers also manage other accounts (including other accounts in which they may have an interest) and may have financial and other incentives to favor such accounts over the Investment Funds in which the Master Fund invests. In investing on behalf of other clients, as well as the Investment Funds in which the Master Fund invests, the Investment Managers must allocate their resources, as well as limited market opportunities. Doing so could increase the level of competition for the same trades that otherwise might be made for the Investment Funds in which the Master Fund invests, including the priorities of order entry, as well as make it difficult or impossible to take or liquidate a particular position at a price indicated by an Investment Manager's strategy.

     In addition, in connection with investing and trading for other accounts, including their proprietary accounts, the Investment Managers may make use of information obtained by them in the course of investing and trading for the Investment Funds. They will have no obligation to compensate the Investment Funds in any respect for their receipt of such information or to account to any such Investment Fund for any profits earned from their use of such information.

     The Investment Managers and their principals, in managing investment accounts other than the Investment Funds, may employ trading methods, policies and strategies which differ from those which they employ on behalf of such Investment Funds. Therefore, the results of the Master Fund's investments in such Investment Funds may differ from the results of other accounts managed by such Investment Managers.

     The Investment Managers value the illiquid, longer-term investments held by their Investment Funds in a variety of different ways, and have considerable discretion in doing so. The Investment Managers have a conflict of interest in arriving at such valuations, which affect both the performance of their Investment Funds and the advisory compensation received by the Investment Managers.

     The Investment Managers have a conflict of interest in allocating capital to longer-term and/or illiquid investments. While such positions may hold significant profit potential (and, therefore, the potential to generate substantial performance/incentive fees or other performance/incentive compensation), they can create material valuation and illiquidity risks for investors. In addition, performance/incentive fees or other performance/incentive compensation may be calculated separately in respect of certain longer-term and/or illiquid investments irrespective of the overall performance of an Investment Fund.

     The Investment Managers select the brokers and dealers that execute transactions for their respective Investment Funds and negotiate the related brokerage commissions and other transaction costs. In selecting brokers and dealers and/or in negotiating commissions and other compensation, Investment Managers (subject to their overall duty to obtain "best execution" of all transactions for the Investment Funds they manage):

     - have authority to and may consider the full range and quality of the services and products provided by various brokers and dealers (including factors such as the ability of the brokers and dealers to execute transactions efficiently, their responsiveness to instructions, their facilities, reliability and financial responsibility, and the value of any research or other services or products they provide); and

     - do not necessarily select brokers and dealers that charge the lowest transaction costs.

     An Investment Manager may cause an Investment Fund to pay transaction costs to a broker or dealer even though such Investment Manager and/or clients of such Investment Manager other than such Investment Fund are the exclusive beneficiaries of non-execution related products and services provided by such broker or dealer.

     Grosvenor is authorized to consent on behalf of the Master Fund to the Investment Managers engaging in "soft dollar" practices, regardless of whether such practices conform to the requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended.

FUND OWNERSHIP

     As of the date of this Registration Statement, the members of the Investment Committee do not own Interests.

ITEM 22. BROKERAGE ALLOCATION AND OTHER PRACTICES.

     The Investment Managers select the brokers and dealers that execute transactions for their respective Investment Funds and negotiate the related brokerage commissions and other transaction costs. In selecting brokers and dealers and/or in negotiating commissions and other compensation, Investment Managers (subject to their overall duty to obtain "best execution" of all transactions for the Investment Funds they manage):

     - have authority to and may consider the full range and quality of the services and products provided by various brokers and dealers (including factors such as the ability of the brokers and dealers to execute transactions efficiently, their responsiveness to instructions, their facilities, reliability and financial responsibility, and the value of any research or other services or products they provide); and

     - do not necessarily select brokers and dealers that charge the lowest transaction costs.

     An Investment Manager may cause an Investment Fund to pay transaction costs to a broker or dealer even though such Investment Manager and/or clients of such Investment Manager other than such Investment Fund are the exclusive beneficiaries of non-execution related products and services provided by such broker or dealer.

     Grosvenor is authorized to consent on behalf of the Fund to the Investment Managers engaging in "soft dollar" practices, regardless of whether such practices conform to the requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended.

ITEM 23. TAX STATUS.

          TAX ELECTIONS; RETURNS; TAX AUDITS. The Code generally provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under the LLC Agreement, the Board of Directors, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service's consent. The actual effect of any such election may depend upon whether any Investment Partnership also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Board of Directors presently does not intend to make such election.

          The Board of Directors decides how to report the partnership items on the Fund's tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which the Fund's items have been reported. In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of Members. A Member chosen by the Board of Directors and designated as the "Tax Matters Partner", has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to Members' tax liabilities with respect to Fund items.

          MANDATORY BASIS ADJUSTMENTS. Each of the Fund and the Master Fund is generally required to adjust its tax basis in its assets in respect of all members in cases of partnership distributions that result in a "substantial basis reduction" (i.e., in excess of $250,000) in respect of the partnership's property. Each of the Fund and the Master Fund is also required to adjust its tax basis in its assets in respect of a transferee, in the case of a sale or exchange of an interest, or a transfer upon death, when there exists a "substantial built-in loss" (i.e., in excess of $250,000) in respect of partnership property immediately after the transfer. For this reason, the Fund will require: (i) a Member who receives a distribution from the Fund in connection with a complete withdrawal; (ii) a transferee of an Interest (including a transferee in case of death); and (iii) any other Member in appropriate circumstances to provide the Fund with information regarding its adjusted tax basis in its Interest.

          DISTRIBUTIONS OF PROPERTY. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of
Section 731(c)(3)(C)(iii). The Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if a Member is an "eligible partner", which term should include a Member whose contributions to the Fund consisted solely of cash and/or securities, the rule treating a distribution of property as a distribution of cash would not apply.

          SECTION 1256 CONTRACTS. In the case of Section 1256 Contracts, the Code generally applies a "mark-to-market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A
Section 1256 Contract includes certain regulated futures contracts and certain other contracts. Under these rules, Section 1256 Contracts held by the Fund at the end of each taxable year of the Fund are treated for Federal income tax purposes as if they were sold by the Fund for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Fund in computing its taxable income for such year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark-to-market" rules.

          With certain exceptions, capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts. A Section 1256 Contract does not include any "securities futures contract" or any option on such a contract, other than a "dealer securities futures contract" (SEE "Certain Securities Futures Contracts").

          CERTAIN SECURITIES FUTURES CONTRACTS. Generally, a securities futures contract is a contract of sale for future delivery of a single security or a narrow-based security index. Any gain or loss from the sale or exchange of a securities futures contract (other than a "dealer securities futures contract") is treated as gain or loss from the sale or exchange of property that has the same character as the property to which the contract relates has (or would have) in the hands of the taxpayer. If the underlying security would be a capital asset in the taxpayer's hands, then gain or loss from the sale or exchange of the securities futures contract would be capital gain or loss. Capital gain or loss from the sale or exchange of a securities futures contract to sell property (i.e., the short side of a securities futures contract) generally will be short-term capital gain or loss.

          A "dealer securities futures contract" is treated as a Section 1256 Contract. A "dealer securities futures contract" is a securities futures contract, or an option to enter into such a contract, that: (i) is entered into by a dealer (or, in the case of an option, is purchased or granted by the dealer) in the normal course of its trade or business activity of dealing in the contracts; and (ii) is traded on a qualified board of trade or exchange.

          MIXED STRADDLE ELECTION. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations, the Fund (and any Investment Partnership) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Fund will be accepted by the Service.

          POSSIBLE "MARK-TO-MARKET" ELECTION. To the extent that an Investment Partnership is directly engaged in a trade or business as a trader in "commodities" or "securities," it may elect under Section 475 of the Code to "mark-to-market" the commodities or securities held in connection with such trade or business. Under such election, commodities or securities held by such Investment Partnership at the end of each taxable year will be treated as if they were sold by the Investment Partnership for their fair market value on the last day of such taxable year, and gains or losses recognized thereon will be treated as ordinary income or loss. Moreover, even if the Investment Partnership determines that its securities activities will constitute trading rather than investing, there can be no assurance that the Service will agree, in which case the Investment Partnership may not be able to mark-to-market its positions.

          SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the Fund.

          Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

          EFFECT OF STRADDLE RULES ON MEMBERS' POSITIONS. The Service may treat certain positions held (directly or indirectly) by a Member and its indirect interest in similar positions held by the Fund as "straddles" for Federal income tax purposes. Investors should consult their tax advisors regarding the application of the "straddle" rules to their investment in the Fund.

          LIMITATION ON DEDUCTIBILITY OF INTEREST AND SHORT SALE EXPENSES. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (I.E., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, Qualified Dividends and long-term capital gains are excluded from net investment income unless the taxpayer elects to pay tax on such amounts at ordinary income tax rates.

          For purposes of this provision, the Fund's activities (other than certain activities that are treated as "passive activities" under Section 469 of the Code) will be treated as giving rise to investment income for a Member, and the investment interest limitation would apply to a noncorporate Member's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a noncorporate Member would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. A Member that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Member on money borrowed to finance its investment in the Fund. Potential investors are advised to consult with their own tax advisors with respect to the application of the investment interest limitation in their particular tax situations.

          DEDUCTIBILITY OF FUND INVESTMENT EXPENDITURES AND CERTAIN OTHER EXPENDITURES. Investment expenses (E.G., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income. In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 2009, $166,800 or $83,400 for a married person filing a separate return) to deduct such investment expenses. Under such provision, there is a limitation on the deductibility of investment expenses in excess of 2% of adjusted gross income to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of: (i) 3% of the excess of the individual's adjusted gross income over the specified amount; or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year.(5) Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

----------
(5) Under recently enacted legislation, the latter limitation on itemized deductions was reduced starting in calendar year 2006, was further reduced starting in 2008, and will be completely eliminated in 2010. However, this legislation contains a "sunset" provision that will result in the limitation on itemized deductions being restored in 2011.

          Pursuant to a published ruling recently issued by the Service, these limitations on deductibility will apply to a noncorporate Member's share of the expenses of the Fund and the Master Fund (including the Management Fee, the Advisory Fee, the fee paid to the Administrator and any fee payable to a Subadviser), to the extent such expenses are allocable to the Fund's or the Master Fund's investments in Investment Partnerships or to any other investment activity of the Fund or the Master Fund. These limitations will also apply to a noncorporate Member's share of the investment expenses of any Investment Partnership (including any fee payable to the managers of such Investment Partnership and payments made on certain derivative instruments entered into by such Investment Partnership), to the extent such Investment Partnership is not in a trade or business within the meaning of the Code.

          The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Members should consult their tax advisors with respect to the application of these limitations.

          Recently enacted legislation extends the period of time over which the Fund may elect to deduct organizational expenses for tax purposes from a period of at least 60 months to a fixed period of 180 months.

          A Member will not be allowed to deduct syndication expenses attributable to the acquisition of an Interest, including placement fees, paid by such Member or the Fund. Any such amounts will be included in the Member's adjusted tax basis for its Interest.

          APPLICATION OF RULES FOR INCOME AND LOSSES FROM PASSIVE ACTIVITIES. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Fund's securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a Member's share of such income and gain from the Fund. However, income or loss attributable to certain activities of the Fund, including lending activities or investments in partnerships engaged in certain trades or businesses, certain private claims or certain fundings of reorganization plans may constitute passive activity income or loss.

          APPLICATION OF BASIS AND "AT RISK" LIMITATIONS ON DEDUCTIONS. The amount of any loss of the Fund that a Member is entitled to include in its income tax return is limited to its adjusted tax basis in its Interest as of the end of the Fund's taxable year in which such loss occurred. Generally, a Member's adjusted tax basis for its Interest is equal to the amount paid for such Interest, increased by the sum of: (i) its share of the Fund's liabilities, as determined for Federal income tax purposes; and (ii) its distributive share of the Fund's realized income and gains, and decreased (but not below zero) by the sum of: (i) distributions (including decreases in its share of Fund liabilities) made by the Fund to such Member; and (ii) such Member's distributive share of the Fund's realized losses and expenses.

          Similarly, a Member that is subject to the "at risk" limitations (generally, non-corporate taxpayers and closely held corporations) may not deduct losses of the Fund to the extent that they exceed the amount such Member has "at risk" with respect to its Interest at the end of the year. The amount that a Member has "at risk" will generally be the same as its adjusted basis as described above, except that it will generally not include any amount attributable to liabilities of the Fund or any amount borrowed by the Member on a non-recourse basis.

          Losses denied under the basis or "at risk" limitations are suspended and may be carried forward in subsequent taxable years, subject to these and other applicable limitations.

          "PHANTOM INCOME" FROM FUND INVESTMENTS. Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F" and "passive foreign investment company" provisions), investments (if any) by the Fund in certain foreign corporations may cause a Member to: (i) recognize taxable income prior to the Fund's receipt of distributable proceeds; (ii) pay an interest charge on receipts that are deemed as having been deferred; or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS

          PRIVATE FOUNDATIONS. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

     In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

     In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations. There can be no assurance that the Fund will meet such 95% gross income test.

     A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

          QUALIFIED RETIREMENT PLANS. Employee benefit plans subject to the provisions of the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Individual Retirement Accounts ("IRA") and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA.

          ENDOWMENT FUNDS. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

EXCISE TAX ON CERTAIN REPORTABLE TRANSACTIONS

          A tax-exempt entity (including a state or local government or its political subdivision) may be subject to an excise tax equal to the greater of
(i) one hundred percent (100%) of the net income or (ii) seventy five percent (75%) of the proceeds, attributable to certain "reportable transactions", including "listed transactions", in which it participates. Under recently issued Treasury guidance, these rules do not apply to transactions of the Fund if an investor's tax-exempt status does not facilitate the Fund's participation, if any, in such transactions, unless otherwise provided in future guidance. Tax-exempt investors should discuss with their own advisors the applicability of these rules to their investment in the Fund. (See "Tax Shelter Reporting Requirements" below.)

CERTAIN REPORTING OBLIGATIONS.

          Certain investors that own (directly or indirectly) over 50% of the capital or profits of the Fund may be required to file Form TD F 90-22.1 (an "FBAR") with respect to the Fund's investments in foreign financial accounts, which may include non-U.S. investment entities. Failure to file a required FBAR may result in civil and criminal penalties. Investors should consult with their own advisors as to whether they are obligated to file an FBAR with respect to an investment in the Fund.

TAX SHELTER REPORTING REQUIREMENTS

          The Regulations require the Fund to complete and file Form 8886 ("Reportable Transaction Disclosure Statement") with its tax return for any taxable year in which the Fund participates in a "reportable transaction." Additionally, each Member treated as participating in a reportable transaction of the Fund is required to file Form 8886 with its tax return (or, in certain cases, within 60 days of the return's due date). If the Service designates a transaction as a reportable transaction after the filing of a taxpayer's tax return for the year in which the Fund or a Member participated in the transaction, the Fund and/or such Member may have to file Form 8886 with respect to that transaction within 90 days after the Service makes the designation. The Fund and any such Member, respectively, must also submit a copy of the completed form with the Service's Office of Tax Shelter Analysis. The Fund intends to notify Members that it believes (based on information available to the Fund) are required to report a transaction of the Fund or an Investment Partnership, and intends to provide such Members with any available information needed to complete and submit Form 8886 with respect to the transactions of the Fund and the Investment Partnerships. In certain situations, there may also be a requirement that a list be maintained of persons participating in such reportable transactions, which could be made available to the Service at its request.

          A Member's recognition of a loss upon its disposition of an interest in the Fund could also constitute a "reportable transaction" for such Member, requiring such Member to file Form 8886.

          A significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. The penalty is generally $10,000 for natural persons and $50,000 for other persons (increased to $100,000 and $200,000, respectively, if the reportable transaction is a "listed" transaction). Investors should consult with their own advisors concerning the application of these reporting obligations to their specific situations.

ITEM 24. FINANCIAL STATEMENTS.

     The Fund will issue a complete set of financial statements on an annual basis prepared in accordance with generally accepted accounting principles.

                           PART C- OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements:

          As of the filing date of the Registrant's Registration Statement, the Registrant has no assets, and accordingly, financial statements have been omitted.

2. Exhibits:

               (a)  (1)  Certificate of Formation, filed herewith.

                    (2)  Limited Liability Company Agreement*

               (b)  Not Applicable

               (c)  Not Applicable

               (d)  See Item 25(2)(a)(2)

               (e)  Not Applicable

               (f)  Not Applicable

               (g)  Management Agreement*

               (h)  Not Applicable

               (i)  Not Applicable

               (j)  Custodian Services Agreement*

               (k)  (1)  Administration and Accounting Services Agreement*

                    (2)  Master/Feeder Agreement between Fund and Master Fund*

               (l)  Not Applicable

               (m)  Not Applicable

               (n)  Not Applicable

               (o)  Not Applicable

               (p)  Not Applicable

               (q)  Not Applicable

               (r)  (1)  Code of Ethics*

                    (2)  Code of Ethics of Adviser*

                    (3)  Code of Ethics of Placement Agent*

*    To be filed by amendment.

ITEM 26. MARKETING ARRANGEMENTS

     Not Applicable.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     All figures are estimates:

Accounting fees and expenses.....   $[     ]
Legal fees and expenses..........   $[     ]
Printing and offering expenses...   $[     ]
Miscellaneous....................   $[     ]

   Total.........................   $[     ]

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     After completion of the private offering of Interests, the Registrant expects that no person will be directly or indirectly under common control with the Registrant.

ITEM 29.  NUMBER OF HOLDERS OF SECURITIES

     As of [________], 2009, the number of record holders of each class of securities of the Registrant is shown below:

TITLE OF CLASS              NUMBER OF RECORD HOLDERS
--------------              ------------------------
Limited Liability Company   [  ]
   Interests

ITEM 30. INDEMNIFICATION

     [To be completed by amendment.]

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Information as to the members and officers of Banc of America Investment Advisors, Inc., the Master Fund's Investment Adviser, is included in its Form ADV as filed with the Commission (File No. 801-26296), and is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

     PNC Global Investment Servicing (U.S.) Inc., maintains certain required accounting related and financial books and records of the Fund at 103 Bellevue Parkway, Wilmington, Delaware 19809. The other required books and records are maintained by Banc of America Investment Advisors, Inc., the Master Fund Investment Adviser, at 100 Federal Street, Boston, Massachusetts 02110.

ITEM 33. MANAGEMENT SERVICES

     Not applicable.

ITEM 34. UNDERTAKINGS

     Not Applicable.

     Pursuant to the requirements of the 1940 Act, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford and the State of Connecticut, on the 18th day of November, 2009.

                                        GROSVENOR REGISTERED MULTI-STRATEGY FUND
                                        (TI 1), LLC
                                        (Name of Registrant)


                                        By: /s/ Steven L. Suss
                                            ------------------------------------
                                        Name: Steven L. Suss
                                        Title: Authorized Person

                                  EXHIBIT INDEX

EXHIBIT NUMBER       DOCUMENT DESCRIPTION
--------------       --------------------
(a)(1)               Certificate of Formation